UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                          -----------------------

                             December 31, 2001
              Date of Report (Date of earliest event reported)


                      UNITED STATES STEEL CORPORATION
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-16811                 25-1897152
     --------------------        ----------------------   --------------------
State or Other Jurisdiction of   Commission File Number       IRS Employer
        Incorporation                                     Identification Number


                600 Grant Street, Pittsburgh, PA 15219-2800
              -----------------------------------------------
                  (Address of Principal Executive Offices)


                               (412) 433-1121
                    ------------------------------------
            (Registrant's telephone number, including area code)


                          UNITED STATES STEEL LLC
          --------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  Other Events.

The Separation

         On December 31, 2001, USX Corporation separated its steel and energy businesses pursuant to the Agreement and Plan of Reorganization, dated as of July 31, 2001 (the "Plan of Reorganization"), by and between USX Corporation and United States Steel LLC (the "Separation").

         Pursuant to the Plan of Reorganization, among other things: (1) United States Steel LLC was converted into a Delaware corporation named United States Steel Corporation which owns and operates USX Corporation's steel businesses; (2) USX Corporation was renamed Marathon Oil Corporation, which owns and operates USX Corporation's energy businesses; (3) each issued and outstanding share of USX--U. S. Steel Group Common Stock was converted into the right to receive one share of common stock of United States Steel Corporation; and (4) each issued and outstanding share of USX--Marathon Group Common Stock remains outstanding, unaffected by the Separation, as the sole outstanding common stock of Marathon Oil Corporation. Additional information regarding the Separation can be found in the Proxy Statement/Prospectus of USX Corporation, dated September 20, 2001, and filed with the Securities and Exchange Commission on Form S-4

United States Steel Corporation

         United States Steel Corporation, through its Domestic Steel segment, is engaged in the production, sale and transportation of steel mill products, coke, taconite pellets and coal; the management of mineral resources; real estate development; and engineering and consulting services and, through its U. S. Steel Kosice segment ("USSK"), primarily located in the Slovak Republic, in the production and sale of steel mill products and coke for the central European market. United States Steel Corporation is the largest integrated steel producer in North America and, through USSK, the largest integrated flat-rolled producer in Central Europe.

         In connection with the Separation, United States Steel Corporation entered into a Rights Agreement dated December 31, 2001 (the "Rights Agreement") with Mellon Investor Services LLC, as rights agent. Under the Rights Agreement, the calculated exercise price of a right is $110.00 and is subject to adjustment from time to time as provided in the Rights Agreement, a copy of which was filed as Exhibit 4 to the Registration Statement of United States Steel Corporation, dated December 31, 2001, and filed with the Securities and Exchange Commission on Form 8-A/A.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits

   Exhibit Number                       Description of Exhibit

        99.1          Certificate of Incorporation of United States Steel
                      Corporation.

        99.2          Bylaws of United States Steel Corporation.

        99.3 Tax Sharing Agreement between USX Corporation (renamed Marathon Oil Corporation) and United States Steel LLC (converted into United States Steel Corporation).

        99.4 Transition Services Agreement between USX Corporation (renamed Marathon Oil Corporation) and United States Steel LLC (converted into United States Steel Corporation).

        99.5 Financial Matters Agreement between USX Corporation (renamed Marathon Oil Corporation) and United States Steel LLC (converted into United States Steel Corporation).

        99.6          Insurance Assistance Agreement between USX
                      Corporation (renamed Marathon Oil Corporation) and United States Steel LLC (converted into United States Steel Corporation).

        99.7 License Agreement between USX Corporation (renamed Marathon Oil Corporation) and United States Steel LLC (converted into United States Steel Corporation).


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 3, 2002                     UNITED STATES STEEL CORPORATION


                                            By: /s/ G. R. Haggerty
                                               -----------------------
                                               Name:  G. R. Haggerty
                                               Title: Senior Vice President and
                                                      Controller


                                                               EXHIBIT 99.1


                        CERTIFICATE OF INCORPORATION

                                     OF

                      UNITED STATES STEEL CORPORATION


         FIRST: The name of the Corporation (which is hereinafter referred to as the "Corporation") is

                      UNITED STATES STEEL CORPORATION

         SECOND: Its registered office and place of business in the State of Delaware is located at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle. The registered agent in charge thereof upon whom process against the Corporation may be served is Corporation Service Company.

         THIRD: The purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, and without limiting the foregoing to engage in integrated steel operations and to develop, mine, produce, manufacture, construct, transport, buy, hold, sell and generally deal in products, materials, property, both tangible and intangible, and services of all kinds.

         FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred and Fourteen Million (214,000,000), of which Two Hundred Million (200,000,000) shares shall be Common Stock having a par value of one dollar ($1.00) per share and Fourteen Million (14,000,000) shares shall be shares of Preferred Stock, without par value (hereinafter called "Preferred Stock").

         A statement of the designations of the Preferred Stock or of any series thereof, and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, or of the authority of the Board of Directors to fix by resolution or resolutions such designations and other terms not fixed by the Certificate of Incorporation, is as follows:

                  1. The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation, subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board of Directors being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination or fixing of the following:

                                            (i) The distinctive designation
                                    and number of shares comprising such
                                    series, which number may (except where
                                    otherwise provided by the Board of
                                    Directors in creating such series) be
                                    increased or decreased (but not below
                                    the number of shares then outstanding)
                                    from time to time by like action of the
                                    Board of Directors;

                                            (ii) The dividend rate of such
                                    series, the conditions and times upon
                                    which such dividends shall be payable,
                                    the relation which such dividends shall
                                    bear to the dividends payable on any
                                    other class or classes of stock or
                                    series thereof, or any other series of
                                    the same class, and whether dividends
                                    shall be cumulative or non-cumulative;

                                            (iii) The conditions upon which
                                    the shares of such series shall be
                                    subject to redemption by the
                                    Corporation and the times, prices and
                                    other terms and provisions upon which
                                    the shares of the series may be
                                    redeemed;

                                            (iv) Whether or not the shares
                                    of the series shall be subject to the
                                    operation of a retirement or sinking
                                    fund to be applied to the purchase or
                                    redemption of such shares and, if such
                                    retirement or sinking fund be
                                    established, the annual amount thereof
                                    and the terms and provisions relative
                                    to the operation thereof;

                                            (v) Whether or not the shares
                                    of the series shall be convertible into
                                    or exchangeable for shares of any other
                                    class or classes, with or without par
                                    value, or of any other series of the
                                    same class, and, if provision is made
                                    for conversion or exchange, the times,
                                    prices, rates, adjustments, and other
                                    terms and conditions of such conversion
                                    or exchange;

                                            (vi) Whether or not the shares
                                    of the series shall have voting rights,
                                    in addition to the voting rights
                                    provided by law, and, if so, subject to
                                    the limitation hereinafter set forth,
                                    the terms of such voting rights;

                                            (vii) The rights of the shares
                                    of the series in the event of voluntary
                                    or involuntary liquidation,
                                    dissolution, or upon the distribution
                                    of assets of the Corporation;

                                            (viii) Any other powers,
                                    preferences and relative,
                                    participating, optional or other
                                    special rights, and qualifications,
                                    limitations or restrictions thereof, of
                                    the shares of such series, as the Board
                                    of Directors may deem advisable and as
                                    shall not be inconsistent with the
                                    provisions of this Certificate of
                                    Incorporation.

                  2. The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the rates fixed by the Board of Directors for such series, and no more, before any dividends, other than dividends payable in Common Stock, shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

                  3. Whenever, at any time, dividends on the then outstanding Preferred Stock as may be required with respect to any series outstanding shall have been paid or declared and set apart for payment on the then outstanding Preferred Stock, and after complying with respect to any retirement or sinking fund or funds for any series of Preferred Stock, the Board of Directors may, subject to the provisions of the resolution or resolutions creating any series of Preferred Stock, declare and pay dividends on the Common Stock, and the holders of shares of the Preferred Stock shall not be entitled to share therein.

                  4. The holders of shares of the Preferred Stock of each series shall be entitled upon liquidation or dissolution or upon the distribution of the assets of the Corporation to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock.

                  5. Except as otherwise provided by a resolution or resolutions of the Board of Directors creating any series of Preferred Stock or by the General Corporation Law of Delaware, the holders of shares of the Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders' meetings and the exclusive power to vote. The holders of shares of the Preferred Stock issued and outstanding shall, in no event, be entitled to more than one vote for each share of Preferred Stock held by them unless otherwise required by law.

         FIFTH: The existence of the Corporation is to be perpetual.

         SIXTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

         SEVENTH: The number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, its by-laws and may be increased or decreased as therein provided; but the number thereof shall not be less than three.

         The directors of the Corporation shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the whole number of the Board of Directors. In the election of directors at the 2002 annual meeting of the stockholders, the Class I directors shall be elected to hold office for a term to expire at the first annual meeting of the stockholders thereafter; the Class II directors shall be elected to hold office for a term to expire at the second annual meeting of the stockholders thereafter; and the Class III directors shall be elected to hold office for a term to expire at the third annual meeting of the stockholders thereafter, and in the case of each class, until their respective successors are duly elected and qualified. At each annual election held after the 2002 annual meeting of the stockholders the directors elected to succeed those whose terms expire shall be identified as being of the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third annual meeting of the stockholders after their election, and until their respective successors are duly elected and qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible, and any additional director elected to any class shall hold office for a term which shall coincide with the terms of the other directors in such class and until his successor is duly elected and qualified.

         In the case of any increase in the number of directors of the Corporation, the additional director or directors shall be elected by the Board of Directors.

         In the case of any vacancy in the Board of Directors from death, resignation, disqualification or other cause, a successor to hold office for the unexpired portion of the term of the director whose place shall be vacant, and until the election of his successor, shall be elected by a majority of the Board of Directors then in office, though less than a quorum.

         Directors of the Corporation may be removed only for cause.

         EIGHTH: The Board of Directors shall have power to adopt, amend and repeal the by-laws at any regular or special meeting of the Board of Directors, provided that notice of intention to adopt, amend or repeal the by-laws in whole or in part shall have been included in the notice of meeting; or, without any such notice, by a vote of two-thirds of the directors then in office.

         Stockholders may adopt, amend and repeal the by-laws at any regular or special meeting of the stockholders by an affirmative vote of two-thirds of the shares outstanding and entitled to vote thereon, provided that notice of intention to adopt, amend or repeal the by-laws in whole or in part shall have been included in the notice of the meeting.

         Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders or otherwise, may not be taken without a meeting, prior notice and a vote, and stockholders may not act by written consent.

         NINTH: The Board of Directors from time to time shall determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by the Board of Directors, or by the stockholders.

         TENTH: The directors may from time to time declare such dividends as they shall deem advisable and proper, subject to the provisions of Article Fourth and to such restrictions as may be imposed by law, and pay the same to the stockholders at such times as they shall fix.

         The Board of Directors shall have power to issue bonds, debentures, or other obligations, either non-convertible or convertible into the Corporation's stock, subject to the provisions of Article Fourth and upon such terms, in such manner and under such conditions in conformity with law, as may be fixed by the Board of Directors prior to the issue of such bonds, debentures or other obligations.

         ELEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Eleventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

         TWELFTH: The powers and authorities hereinbefore conferred upon the Board of Directors are in furtherance and not in limitation of those conferred by the laws of the State of Delaware.

         THIRTEENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

         FOURTEENTH: The name and mailing address of the Sole Incorporator is as follows:

         Name                                     Address

         Deborah M. Reusch                        P.O. Box 636
                                                  Wilmington, DE  19899

         FIFTEENTH: This Certificate of Incorporation shall be effective as of 11:59 p.m. on December 31, 2001.

         I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate of Incorporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 31st day of December, 2001.



                                            /s/ Deborah M. Reusch
                                            --------------------------
                                            Deborah M. Reusch
                                            Sole Incorporator


                                                               EXHIBIT 99.2

                                  BY-LAWS

                                     of

                      UNITED STATES STEEL CORPORATION

                   (hereinafter called the "Corporation")

                             December 31, 2001


                                 ARTICLE I.
                               Stockholders.

         Section 1. Time and Place of Meetings of Stockholders. Unless the time and place of the annual meeting of stockholders for the purpose of electing directors and transacting such other business as may be brought before the meeting are changed by the Board of Directors, as may be done from time to time, provided that all legal requirements for such change and notice to stockholders are observed, such annual meeting of stockholders of the Corporation shall be held on the last Tuesday in April in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding Tuesday which is not a legal holiday.

         Special meetings of the stockholders may be called by the Board of Directors to be held at such time and place and for such purpose or purposes as are specified in such call.

         Neither the annual meeting nor any special meeting of stockholders need be held within the State of Delaware.

         Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders or otherwise, may not be taken without a meeting, prior notice and a vote, and stockholders may not act by written consent.

         Section 2. Notice of Meetings of Stockholders. It shall be the duty of the Secretary to cause notice of each annual or special meeting to be mailed to all stockholders of record as of the record date as fixed by the Board of Directors for the determination of stockholders entitled to vote at such meeting. Such notice shall indicate briefly the action to be taken at such meeting and shall be mailed to the stockholders at the addresses of such stockholders as shown on the books of the Corporation at least 10 days but not more than 60 days preceding the meeting.

         Section 3. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nomination for election to the Board of Directors of the Corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of record of the Corporation entitled to vote generally for the election of directors at such meeting who complies with the notice procedures set forth in this Section 3. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received not less than 45 days nor more than 75 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of each class of the capital stock of the Corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the number of shares of each class of the capital stock of the Corporation which are beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

         The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         Section 4. Notice of Business at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the Corporation, the procedures in Article I, Section 3 must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 45 days nor more than 75 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or
(ii) the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the number of shares of each class of the capital stock of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 4 and in Section 3 of this Article I and except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 4.

         The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 4, and if he should so determine, the chairman shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

         Section 5. Quorum. At each meeting of the stockholders the holders of one-third of the voting power of the outstanding shares of stock entitled to vote generally at the meeting, present in person or represented by proxy, shall constitute a quorum, unless the representation of a larger number shall be required by law, and, in that case, the representation of the number so required shall constitute a quorum.

         Except as otherwise required by law, a majority of the voting power of the shares of stock entitled to vote generally at a meeting and present in person or by proxy, whether or not constituting a quorum, may adjourn, from time to time, without notice other than by announcement at the meeting. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 6. Organization. The Chairman of the Board, or in his absence the Vice Chairman of the Board designated by the Chairman of the Board, or the President in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided, however, that the Board of Directors may appoint any person to act as chairman of any meeting in the absence of the Chairman of the Board.

         The Secretary of the Corporation shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary at any meeting of the stockholders the presiding officer may appoint any person to act as secretary of the meeting.

         Section 7. Voting. At each meeting of the stockholders, every stockholder shall be entitled to vote in person, or by proxy appointed by instrument in writing, subscribed by such stockholder or by his duly authorized attorney, or, to the extent permitted by law, appointed by an electronic transmission, and delivered to the inspectors at the meeting; and he shall have the number of votes for each share of capital stock standing registered in his name at the date fixed by the Board of Directors pursuant to Section 4 of Article IV of these By-Laws as may be determined in accordance with the Corporation's Certificate of Incorporation, or as may be provided by law. The votes for directors, and, upon demand of any stockholder, or where required by law, the votes upon any question before the meeting, shall be by ballot.

         At least ten days before each meeting of the stockholders, a full, true and complete list, in alphabetical order, of all of the stockholders entitled to vote at such meeting, showing the address of each stockholder, and indicating the class and number of shares held by each, shall be furnished and held open for inspection in such manner, as is required by law. Only the persons in whose names shares of stock stand on the books of the Corporation at the date fixed by the Board of Directors pursuant to
Section 4 of Article IV of these By-Laws, as evidenced in the manner provided by law, shall be entitled to vote in person or by proxy on the shares so standing in their names.

         Prior to any meeting, but subsequent to the date fixed by the Board of Directors pursuant to Section 4 of Article IV of these By-Laws, any proxy may submit his powers of attorney to the Secretary, or to the Treasurer, for examination. The certificate of the Secretary, or of the Treasurer, as to the regularity of such powers of attorney, and as to the class and number of shares held by the persons who severally and respectively executed such powers of attorney, shall be received as prima facie evidence of the class and number of shares represented by the holder of such powers of attorney for the purpose of establishing the presence of a quorum at such meeting and of organizing the same, and for all other purposes.

         Section 8. Inspectors. At each meeting of the stockholders, the polls shall be opened and closed, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by one or more inspectors. Such inspector or inspectors shall be appointed by the Board of Directors before the meeting. If for any reason any of the inspectors previously appointed shall fail to attend or refuse or be unable to serve, inspectors in place of any so failing to attend or refusing or unable to serve, shall be appointed in like manner.


                                ARTICLE II.
                            Board of Directors.

         Section 1. Number, Classes and Terms of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

         The number of directors shall be fixed from time to time by resolution of the Board of Directors, but the number thereof shall not be less than three.

         The directors of the Corporation shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the whole number of the Board of Directors. In the election of directors at the 1984 annual meeting of the stockholders, the Class I directors shall be elected to hold office for a term to expire at the first annual meeting of the stockholders thereafter; the Class II directors shall be elected to hold office for a term to expire at the second annual meeting of the stockholders thereafter; and the Class III directors shall be elected to hold office for a term to expire at the third annual meeting of the stockholders thereafter, and in the case of each class, until their respective successors are duly elected and qualified. At each annual election held after the 1984 annual meeting of the stockholders, the directors elected to succeed those whose terms expire shall be identified as being of the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third annual meeting of the stockholders after their election, and until their respective successors are duly elected and qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible, and any additional director elected to any class shall hold office for a term which shall coincide with the terms of the other directors in such class and until his successor is duly elected and qualified.

         In the case of any increase in the number of directors of the Corporation, the additional director or directors shall be elected only by the Board of Directors.

         Section 2. Vacancies. Except as otherwise provided by law, in the case of any vacancy in the Board of Directors through death, resignation, disqualification or other cause, a successor to hold office for the unexpired portion of the term of the director whose place shall be vacant, and until the election of his successor, shall be elected only by a majority of the Board of Directors then in office, though less than a quorum.

         Section 3. Removal. Directors of the Corporation may be removed only for cause.

         Section 4. Place of Meetings, etc. The Board of Directors may hold its meetings, and may have an office and keep the books of the Corporation (except as otherwise may be provided for by law) in such place or places in the State of Delaware or outside of the State of Delaware, as the Board from time to time may determine.

         Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times as may be fixed by resolution of the Board of Directors. The Secretary shall give notice, as provided for special meetings, for each regular meeting.

         Section 6. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman or a Vice Chairman of the Board, or the President, or a majority of the directors then in office.

         The Secretary shall give notice of each special meeting by mailing the same at least two days before the meeting, or by telegraphing or telexing or by facsimile transmission of the same at least one day before the meeting, to each director; but such notice may be waived by any director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

         Section 7. Quorum. A majority of the total number of directors shall constitute a quorum for the transaction of business; but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn the meeting from time to time.

         At any meeting of the Board of Directors all matters shall be decided by the affirmative vote of a majority of directors then present, provided, that the affirmative vote of at least one-third of all the directors then in office shall be necessary for the passage of any resolution.

         Section 8. Order of Business. At meetings of the Board of Directors business shall be transacted in such order as, from time to time, the Board may determine by resolution.

         At all meetings of the Board of Directors, the Chairman of the Board or in his absence the Vice Chairman of the Board designated by the Chairman of the Board, or the President, in the order named, shall preside.

         Section 9. Compensation of Directors. Each director of the Corporation who is not a salaried officer or employee of the Corporation, or of a subsidiary of the Corporation, shall receive such allowances for serving as a director and such fees for attendance at meetings of the Board of Directors or any committee appointed by the Board as the Board may from time to time determine.

         Section 10. Election of Officers. At the first regular meeting of the Board of Directors in each year (at which a quorum shall be present) held next after the annual meeting, the Board of Directors shall proceed to the election of the principal officers of the Corporation to be elected by the Board of Directors under the provisions of Article III of these By-Laws.


                                ARTICLE III.
                                 Officers.

         Section 1. Officers. The principal officers of the Corporation shall be a Chairman of the Board of Directors, one or more Vice Chairmen of the Board of Directors, a President, one or more Executive Directors, one or more Executive Vice Presidents, one or more Group Presidents, a Senior Vice President-Finance, a General Counsel, a Treasurer, a Secretary and a Comptroller, none of whom need be directors. All such principal officers shall be elected by the Board of Directors. Each principal officer who shall be a member of the Board of Directors shall be considered an Officer-Director.

         The Board of Directors or any committee or officer designated by it may appoint such other officers as it or he shall deem necessary, who shall have such authority and shall perform such duties as from time to time may be assigned to them by or with the authority of the Board of Directors.

         One person may hold two or more offices.

         In its discretion, the Board of Directors may leave unfilled any office.

         All officers, agents and employees shall be subject to removal at any time by the Board of Directors. All officers, agents and employees, other than officers elected by the Board of Directors, shall hold office at the discretion of the committee or of the officer appointing them.

         Each of the salaried officers of the Corporation shall devote his entire time, skill and energy to the business of the Corporation, unless the contrary is expressly consented to by the Board of Directors.

         Section 2. Powers and Duties of the Chairman of the Board. The Chairman of the Board of Directors shall be the chief executive officer of the Corporation and, subject to the Board of Directors, shall be in general charge of the affairs of the Corporation. He shall preside at all meetings of the stockholders and of the Board of Directors.

         Section 3. Powers and Duties of the Vice Chairmen of the Board, the President and the Executive Directors. Subject to the Chairman of the Board of Directors and the Board itself, the Vice Chairmen of the Board, the President and the Executive Directors shall have such duties as may be assigned to them by the Chairman of the Board of Directors or the Board itself.

         Section 4. Executive Vice Presidents, Group Presidents and Senior Vice President-Finance. Each Executive Vice President, each Group President and the Senior Vice President-Finance shall have such authority, and shall perform such duties, as may be assigned to him.

         Section 5. The General Counsel. The General Counsel shall be the chief consulting officer of the Corporation in all legal matters and, subject to the Chairman of the Board of Directors and the Board itself, shall have general control of all matters of legal import concerning the Corporation.

         Section 6. Powers and Duties of Treasurer. Subject to the officer designated by the Board of Directors, the Treasurer shall have custody of all the funds and securities of the Corporation which may have come into his hands; when necessary or proper he shall endorse, or cause to be endorsed, on behalf of the Corporation, for collection, checks, notes and other obligations, and shall cause the deposit of same to the credit of the Corporation in such bank or banks or depositary as the Board of Directors may designate or as the Board of Directors by resolution may authorize; he shall sign all receipts and vouchers for payments made to the Corporation other than routine receipts and vouchers, the signing of which he may delegate; he shall sign all checks made by the Corporation; provided, however, that the Board of Directors may authorize and prescribe by resolution the manner in which checks drawn on banks or depositaries shall be signed, including the use of facsimile signatures, and the manner in which officers, agents or employees shall be authorized to sign; he may sign with the President or a vice president all certificates of shares in the capital stock; whenever required by the Board of Directors, he shall render a statement of his cash account; he shall enter regularly, in books of the Corporation to be kept by him for the purpose, full and accurate account of all moneys received and paid by him on account of the Corporation; he shall, at all reasonable times, exhibit his books and accounts to any director of the Corporation upon application at his office during business hours; and he shall perform all acts incident to the position of treasurer.

         He shall give a bond for the faithful discharge of his duties in such sum as the Board of Directors may require.

         Section 7. Powers and Duties of Secretary. The Secretary shall keep the minutes of all meetings of the Board and the minutes of all meetings of the stockholders, and also (unless otherwise directed by the Board of Directors) the minutes of all committees, in books provided for that purpose; he shall attend to the giving and serving of all notices of the Corporation; he may sign with an Officer-Director or any other duly authorized person, in the name of the Corporation, all contracts authorized by the Board of Directors, and affix the seal of the Corporation thereto; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the Secretary's office during business hours; and he shall in general perform all the duties incident to the office of secretary, subject to the control of the Chairman of the Board of Directors and the Board itself.

         Section 8. Comptroller. Subject to the officer designated by the Board of Directors, the Comptroller shall be in charge of the accounts of the Corporation, and shall perform such duties as from time to time may be assigned to him.

         Section 9. Voting upon Stocks. Unless otherwise ordered by the Board of Directors, any Officer-Director or any person or persons appointed in writing by any of them, shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meetings of stockholders of any corporation in which the Corporation may hold stock, and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such stock, and which, as the owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors, by resolution, from time to time, may confer like powers upon any other person or persons.


                                ARTICLE IV.
                           Capital Stock - Seal.

         Section 1. Certificates of Shares. The certificates for shares of each class of the capital stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be prepared or be approved by the Board of Directors. No certificate shall be valid unless it is signed by the Chairman or a Vice Chairman of the Board of Directors or the President or a Vice President, and either the Treasurer or an assistant treasurer, or the Secretary or an assistant secretary, but where such certificate is signed by a registrar other than the Corporation or its employee the signatures of any such officer and, where authorized by resolution of the Board of Directors, any transfer agent may be facsimiles. In case any officer or transfer agent of the Corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to such be such officer or transfer agent of the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as though the person or persons were such officer or transfer agent of the Corporation at the date of issue.

         All certificates for each class of capital stock of the Corporation shall be consecutively numbered. The name of the person owning the shares represented thereby, with the class and number of such shares and the date of issue, shall be entered on the Corporation's books.

         All certificates surrendered to the Corporation shall be cancelled, and no new certificate shall be issued until the former certificate for the same class and number of shares of the same class shall have been surrendered and cancelled, except in accordance with procedures established by the Board of Directors or where required by law.

         Section 2. Transfer of Shares. Shares in the capital stock of the Corporation shall be transferred only on the books of the Corporation by the holder thereof in person, or by his attorney, upon surrender and cancellation of certificates for a like class and number of shares.

         Section 3. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as respectively they may deem expedient, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

         The Board of Directors may appoint one or more transfer agents or assistant transfer agents and one or more registrars of transfers, and may require all stock certificates to bear the signature of a transfer agent or assistant transfer agent and a registrar of transfers. The Board of Directors may at any time terminate the appointment of any transfer agent or any assistant transfer agent or any registrar of transfers.

         Section 4. Fixing Date for Determination of Stockholders' Rights. The Board of Directors is authorized from time to time to fix in advance a date, not exceeding 60 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall to into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

         Section 5. Dividends. The Board of Directors may from time to time declare such dividends as they shall deem advisable and proper, subject to such restrictions as may be imposed by law and the Corporation's
Certificate of Incorporation.

         Section 6. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these By-Laws, facsimile signatures of any officer or officers of this Corporation may be used whenever and as authorized by the Board of Directors.

         Section 7. Corporate Seal. The Board of Directors shall provide a suitable seal, containing the name of the Corporation, which seal shall be in charge of the Secretary. If and when so directed by the Board of Directors, duplicates of the seal may be kept and be used by the Treasurer or by any assistant secretary or assistant treasurer.


                                 ARTICLE V.
                              Indemnification.

         Section 1. Right to Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by law any person who was or is made or is threatened to be made a party or is involved in any action, suit, or proceeding whether civil, criminal, administrative or investigative ("proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all expenses, liability, and loss reasonably incurred or suffered by such person. The Corporation shall indemnify any person seeking indemnity in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.

         Section 2. Prepayment of Expenses. The Corporation shall pay the expenses reasonably incurred in defending any such proceeding in advance of its final disposition; provided however the payment of expenses incurred by a director of officer in his capacity as a director or officer (except with regard to service to an employee benefit plan or nonprofit entity) in advance of the final disposition of the proceeding shall be made only upon the agreement by the director or officer to repay all amounts advanced if it should be determined that the director or officer is not entitled to be indemnified under this Article or otherwise, and provided, further, that the Corporation shall have no obligation to pay any expenses in advance pursuant to this Section 2 to any person who is or was an employee or agent of the Corporation (other than a director or an officer) or is or was serving at the request of the Corporation as an employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, with respect to any proceeding by or in the right of the Corporation to procure a judgment in its favor.

         Section 3. Claims. If a claim under this Article is not paid in full within ninety days after a written claim has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid in addition the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not eligible for indemnification under applicable law.

         Section 4. Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise.


                                ARTICLE VI.
                                Amendments.

         Section 1. The Board of Directors shall have the power to adopt, amend and repeal the By-Laws at any regular or special meeting of the Board, provided that notice of intention to adopt, amend or repeal the By-laws in whole or in part shall have been included in the notice of meeting; or, without any such notice, by a vote of two-thirds of the directors then in office.

         Stockholders may adopt, amend and repeal the By-Laws at any regular or special meeting of the stockholders by an affirmative vote of holders of outstanding shares of the capital stock of the Corporation having two-thirds of the votes entitled to be cast thereon, provided that notice of intention to adopt, amend or repeal the By-Laws in whole or in part shall have been included in the notice of the meeting.




                                                               EXHIBIT 99.3






                           TAX SHARING AGREEMENT

                       dated as of December 31, 2001

                                  between

                              USX Corporation
                 (to be renamed "Marathon Oil Corporation")

                                    and

                          United States Steel LLC
             (to be renamed "United States Steel Corporation")





                           TAX SHARING AGREEMENT

         This TAX SHARING AGREEMENT is entered into as of December 31, 2001, by and among USX Corporation ("USX") (to be renamed Marathon Oil Corporation), a Delaware corporation (together with its successors, "Marathon") and United States Steel LLC (to be converted into a corporation named United States Steel Corporation), a Delaware limited liability company (together with its successors, "United States Steel").


                                  RECITALS

         WHEREAS, pursuant to the tax laws of various jurisdictions, the affiliated group of which USX is the common parent files certain tax returns on a consolidated, combined, unitary, or other group basis;

         WHEREAS, the Board of Directors of USX has determined that it is in the best interests of USX and its stockholders to effect a reorganization and distribute all of the outstanding shares of United States Steel Corporation to the holders of the USX-U. S. Steel Group common stock in complete redemption of such stock (the "Distribution");

         WHEREAS, in this Agreement, the parties have set forth certain representations and covenants that support the treatment of the Distribution as a transaction described in Section 355 of the Internal Revenue Code of 1986, as amended;

         WHEREAS, in this Agreement, the parties have set forth the rights and obligations of Marathon and its affiliates and United States Steel and its affiliates with respect to the handling and allocation of certain Federal, state, local, foreign, and other taxes incurred in taxable periods beginning prior to the Distribution, and various other tax matters of the USX Consolidated Group;

         WHEREAS, the allocation of certain Federal, state, local, foreign, and other taxes incurred in taxable periods beginning prior to the Distribution set forth in this Agreement shall incorporate, to the greatest extent possible, the tax sharing principles detailed in the USX Tax Allocation and Settlement Policy effective as of 1991 and as amended and restated as of August 26, 1997.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                 ARTICLE I

                                DEFINITIONS

         SECTION 1.01.  Definitions.

         As used herein, the following terms shall have the following meanings:

         "Agreement" shall mean this Tax Sharing Agreement dated as of December 31, 2001.

         "Agreement and Plan of Reorganization" shall mean the Agreement and Plan of Reorganization dated as of July 31, 2001, by and among USX and United States Steel LLC.

         "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday (which for purposes of this Agreement shall include any day on which banks located in New York City are authorized or required by law to close).

         "Calendar Day" shall mean each day of the week, including Saturdays, Sundays and legal holidays; provided that, if any action is required to be taken on a Saturday, Sunday or legal holiday, then such action shall be required to be taken on the immediately preceding Business Day.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Combined State Tax" shall mean any State Tax, the return for which includes Tax Items of both the Marathon Stock Group and the United States Steel Stock Group.

         "Consolidated Federal Tax" shall mean any Federal Tax, the return for which includes Tax Items of both the Marathon Stock Group and the United States Steel Stock Group.

         "Delhi Stock Group" shall mean the USX-Delhi Group as presented for financial statement purposes under generally accepted accounting principles prior to the 1998 redemption of the USX - Delhi Group stock and shall include the financial position, results of operations and cash flows for the businesses of Delhi Gas Pipeline Corporation and certain other subsidiaries of USX and a portion of the corporate assets and liabilities and related transactions which are not separately identified with ongoing operating units of USX.

         "Distribution" shall mean the distribution of the shares of United States Steel Corporation in complete redemption of all of the outstanding USX-U. S. Steel Group shares. The term "Distribution" shall have the same meaning herein as the term "Separation" has in the Agreement and Plan of Reorganization.

         "Distribution Date" shall mean the day on which the Distribution is effected.

         "Effective Realization (and the correlative terms, "Effectively Realized" and "Effectively Realizes") shall mean, with respect to any Tax Attribute, the utilization of such Tax Attribute on a Tax Return of the USX Consolidated Group, the Marathon Tax Group, or the United States Steel Tax Group, including, but not limited to, the application of such Tax Attribute on an IRS Form 7004, on a final Tax Return (such as an IRS Form 1120), pursuant to a Final Determination for the relevant year, or pursuant to a Final Determination for a future or prior taxable period resulting in a carryback or carryforward to the relevant year.

         "Federal Tax" shall mean any Tax imposed under Subtitle A of the Code.

         "Final Determination" (and the correlative term, "Finally Determined") shall mean the final resolution of any Tax (or other tax-related matter) for a taxable period, including related interest or penalties, including (1) by the expiration of a statute of limitations or a period for the filing of claims for refunds, amending Tax Returns, appealing from adverse determinations or recovering any refund (including by offset), (2) by a decision, judgment, decree, or other order by a court of competent jurisdiction which has become final, (3) by a closing agreement or accepted offer in compromise under Sections 7121 or 7122 of the Code, or comparable agreements under the laws of other jurisdictions,
(4) by execution of an IRS Form 870 or 870AD (or any successor IRS form) or by execution of a comparable form under the laws of other jurisdictions (notwithstanding that, with respect to a particular Tax Item for a particular taxable period, any such form may reserve -- whether by its terms or by operation of law -- the right of the taxpayer to file a claim for refund and/or the right of the Tax Authority to assert a further deficiency with respect to any such Tax Item for such period), or (5) by any allowance of a refund or credit, but only after the expiration of all periods during which such refund or credit may be recovered (including by way of offset).

         "Group" shall mean either the United States Steel Stock Group or Marathon Stock Group, as the case may be.

         "Holding Company Reorganization" shall mean the internal restructuring effectuated on July 2, 2001.

         "Income Tax" shall mean any Tax based on, measured by, or computed by reference to gross income, gross receipts, net income, profits, or any other measure of income or profits.

         "IRS" shall mean the United States Internal Revenue Service.

         "Marathon Stock Group" shall mean the USX-Marathon Group as presented for financial statement purposes under generally accepted accounting principles prior to the Distribution and shall include the financial position, results of operations and cash flows for the businesses of Marathon Oil Company and certain other subsidiaries of USX and a portion of the corporate assets and liabilities and related transactions which are not separately identified with ongoing operating units of USX.

         "Marathon Tax Group" shall mean the affiliated group of corporations as defined in section 1504 of the Code, or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which Marathon will be the common parent following the Distribution.

         "Payroll Taxes" shall mean any Tax imposed on an employer in connection with the payment or provision of salaries or benefits and other remuneration to employees and directors, including income tax withholding, social security, unemployment taxes, and premiums for workers compensation.

         "Penalties" shall mean any penalties, fines, additions to Taxes, or additional amounts imposed by any Tax Authority (domestic or foreign).

         "Post-Distribution Period" shall mean any taxable period or portion thereof beginning after the Distribution Date.

         "Pre-Distribution Period" shall mean any taxable period or portion thereof ending on or before, or which includes, the Distribution Date.

         "Ruling" shall mean (a) the private letter ruling issued by the IRS in connection with the Distribution (and any related transactions) or
(b) any similar ruling issued by any Tax Authority other than the IRS in connection with the Distribution (and any related transactions).

         "Ruling Documents" shall mean the request for the Ruling submitted to the IRS or to any other Tax Authority, together with the appendices and exhibits thereto and any supplemental filings or other materials subsequently submitted to the IRS or other Tax Authority, in connection with the Distribution (and any related transactions).

         "SAR" shall mean any stock appreciation right.

         "Separate State Tax" shall mean any State Tax other than a Combined State Tax.

         "State Tax" shall mean any Tax payable to a state or local taxing jurisdiction of the United States.

         "Supplemental Ruling" shall mean (a) any private letter ruling (other than the Ruling) issued by the IRS in connection with the Distribution (and any related transactions) or (b) any similar ruling (other than the Ruling) issued by any Tax Authority other than the IRS in connection with the Distribution (and any related transactions).

         "Supplemental Ruling Documents" shall mean any request for a Supplemental Ruling submitted to the IRS or any other Tax Authority, together with the appendices and exhibits thereto and any supplemental filings or other materials subsequently submitted to the IRS or other Tax Authority, in connection with the Distribution (and any related transactions).

         "Tax" shall mean any tax, charge, fee, impost, levy or other assessment, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever and shall include any transferee liability in respect of such Taxes.

         "Tax Attribute" shall mean any net operating losses, minimum tax credits, business tax credits, nonconventional fuels tax credits, net capital losses, charitable contributions, foreign income tax deductions, foreign income tax credits, or any similar Tax Item.

         "Tax Authority" shall mean a governmental authority or any subdivision, agency, commission, or authority thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including, without limitation, the IRS).

         "Tax Item" shall mean any item of income, gain, loss, deduction or credit, or other similar item that may have the effect of increasing or decreasing any Tax.

         "Tax Proceeding" shall mean any audit or other examination by any Tax Authority, assessment of Taxes, or proceeding or appeal of such a proceeding relating to Taxes, whether administrative or judicial.

         "Tax Return" shall mean any return, report, certificate, form, election, or similar statement or document (including, without limitation, estimated tax returns and reports, extension requests and forms, and information returns and reports), in each case as amended, required to be filed with any Tax Authority, Federal, state, or foreign, in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

         "Treasury Regulations" shall mean the final, temporary and proposed income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Two-Year Period" shall mean the period that begins on the Distribution Date and that ends on the date that is two years after the Distribution Date.

         "United States Steel Stock Group" shall mean the USX-U. S. Steel Group as presented for financial statement purposes under generally accepted accounting principles prior to the Distribution and shall include the financial position, results of operations and cash flows for all businesses of USX other than the businesses, assets, and liabilities included in the Marathon Stock Group and a portion of the corporate assets and liabilities and related transactions which are not separately identified with ongoing operating units of USX.

         "United States Steel Tax Group" shall mean the affiliated group of corporations as defined in section 1504 of the Code, or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which United States Steel will be the common parent following the Distribution.

         "USX Consolidated Group" shall mean the group of entities that make up the affiliated group of corporations as defined in section 1504 of the Code, or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which USX, or a predecessor of USX under Treasury Regulations Section 1.1502-1(f)(4), is the common parent for all Pre-Distribution Periods.

         "USX Headquarters Tax" shall mean any Tax (but not including Income Taxes) with respect to, or incurred by reason of, the corporate headquarters activities of USX or any member of the USX Consolidated Group that was allocated between the Marathon Stock Group and the United States Steel Stock Group for financial statement purposes prior to the Distribution.

         "USX Shareholder" shall mean a holder of any class of USX stock on or before the Distribution Date, including shares of USX-U. S. Steel Group stock and shares of USX-Marathon Group stock.

         SECTION 1.02.  Terms Defined Elsewhere in this Agreement.

         For the purposes of this Agreement, the following terms shall have the meanings set forth in the Sections indicated below:

         Term                                                 Section
         ----                                                 -------

         Adjusted AMT Separate Return Liability.              4.02(b)(i)(B)
         Adjusted Separate Return Liability                   4.02(a)(ii)(D)
         After-Tax Amount                                     10.02(b)
         AMT                                                  4.02(b)
         AMT Separate Return Liability                        4.02(b)(i)
         Arbitrator                                           11.01
         Buy-out Payment                                      3.06(a)
         Combined Separate Return Liabilities                 4.02(a)(ii)(B)
         Consolidated MTCs                                    4.02(b)(ii)
         Consolidated Return Benefit or Detriment             4.02(a)(ii)(B)
         Consolidated Tax Attribute                           4.02(a)(ii)(C)(2)
         Demand                                               11.01
         Dispute                                              11.01
         Dispute Resolution                                   11.01
         Indemnitee                                           7.05
         Indemnitor                                           7.05
         MOC                                                  6.01
         MTC                                                  4.02(b)
         Party                                                11.01
         Panel                                                11.01
         Payment Period                                       10.03
         Preempting Attributes                                4.02(a)(iii)(A)
         Separate Return Basis                                4.02(a)(i)
         Separate Return Liability                            4.02(a)(i)
         Total USX Liability                                  4.02(a)
         Total USX AMT Liability                              4.02(b)
         Transfer Taxes                                       4.04
         True-Up Payment                                      5.03(b)(iii)

         SECTION 1.03.  Other Definitional Provisions.

         (a) The words "hereof," "herein," "hereunder," and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                                 ARTICLE II

                                  GENERAL

         SECTION 2.01. Sole Tax Sharing Agreement.

         This Agreement shall constitute the entire agreement between United States Steel and Marathon and their respective affiliates (including direct or indirect corporate subsidiaries, controlled partnerships, and controlled limited liability companies) with respect to the subject matters herein. The USX Tax Allocation and Settlement Policy effective as of 1991 and as amended and restated as of August 26, 1997 (including any amendments thereto) shall be or shall have been terminated as of the Distribution Date. On and after the Distribution Date, United States Steel and Marathon and their respective affiliates (including direct or indirect corporate subsidiaries, controlled partnerships, and controlled limited liability companies) shall have no rights or liabilities (including, without limitation, any rights and liabilities that may have accrued prior to the Distribution Date) under such terminated agreements and arrangements, and this Agreement shall be the sole tax sharing or tax allocation agreement among such corporations.

         SECTION 2.02. No Third Party Rights.

         Nothing in this Agreement shall be interpreted to create any rights or liabilities (i) among members of the Marathon Tax Group, (ii) among members of the United States Steel Tax Group, (iii) between the Marathon Tax Group and any USX Shareholder, Marathon shareholder or United States Steel shareholder, or (iv) between the United States Steel Tax Group and any USX Shareholder, Marathon shareholder or United States Steel shareholder.

         SECTION 2.03. Good Faith.

         All parties shall act in good faith with respect to all aspects of this Agreement.

                                ARTICLE III

                   ADMINISTRATIVE AND COMPLIANCE MATTERS

         SECTION 3.01. Designation Of Agent.

         (a) Except with respect to Tax Returns described in Sections 3.02(a)(iii) and 3.02(a)(iv) of this Agreement, United States Steel hereby irrevocably authorizes and designates, and agrees to cause each member of the United States Steel Tax Group to so authorize and designate, Marathon as its sole and exclusive agent and attorney-in-fact to take such action (including execution of documents) as Marathon, in its sole discretion, may deem appropriate in any and all matters relating to Taxes (including Tax Proceedings) for taxable years or portions thereof in which United States Steel and its affiliates were members of the USX Consolidated Group. In exercising its authority under this Section 3.01, Marathon shall act in good faith and in a reasonable manner consistent with the principles of this Agreement.

         (b) Marathon may, in its sole and absolute discretion, delegate at any time all or a portion of its authority, rights, or obligations under this Agreement to any corporation(s) or any person(s) (including, without limitation, United States Steel). Such delegation may be revoked by Marathon in its sole and absolute discretion.

         SECTION 3.02. USX Consolidated Group Tax Returns and Elections.

         (a) Original Tax Returns.

                  (i) Marathon shall prepare and file the Consolidated Federal Tax Returns and Combined State Tax Returns of the USX Consolidated Group for all Pre-Distribution Periods with the assistance of the members of the United States Steel Tax Group; provided that, all such Tax Returns shall be (1) prepared in a manner that is consistent with the most recent prior Tax Return of the USX Consolidated Group that includes the relevant position or is supported by a written opinion of outside tax counsel or nationally recognized accounting firm indicating that the position is more likely than not to prevail if litigated, unless the parties otherwise agree in writing; (2) prepared in a manner that is consistent with Article 6 of this Agreement and any Ruling, Supplemental Ruling, Ruling Documents, or Supplemental Ruling Documents; and (3) filed on a timely basis (taking into account applicable extensions); and further provided that, Marathon shall prepare any Tax Return that includes Combined State Taxes on a separate return basis or combined return basis, as the case may be, consistent with the manner in which such return was filed for the immediately preceding period.

                           (A) Marathon shall consult with United States
Steel, and United States Steel shall assist Marathon, in preparing the portions of any such Tax Returns relating directly to any Tax Items generated solely by, or allocated solely to, the United States Steel Stock Group. Notwithstanding the obligation to consult with United States Steel, but subject to United States Steel's rights pursuant to Section 3.02(a)(i)(C) of this Agreement and subject to Section 3.02(c) of this Agreement, Marathon shall have the exclusive right to determine how the Tax Returns shall be prepared and filed, including, without limitation, the positions taken with respect to any Tax Item reported thereon, and how any elections shall be made thereon.

                           (B) Marathon shall provide drafts of all Tax
Returns of the USX Consolidated Group to United States Steel, in the case of Federal income tax no later than 30 Calendar Days prior to the due date for filing such Tax Return (including all applicable extensions), and in the case of State Income Tax and all other Taxes no later than 15 Calendar Days prior to the due date for filing such Tax Returns (including all applicable extensions).

                           (C) If United States Steel requests that
Marathon take a position relating to any Tax Item generated solely by, or allocated solely to, the United States Steel Stock Group (including a position with respect to the combined or separate status of a State Tax Return) that is (1) consistent with the most recent prior Tax Return of the USX Consolidated Group that includes the relevant position and (2) otherwise meets the requirements of Section 3.02(a)(i) of this Agreement, then Marathon shall reflect such position on the Tax Return. If United States Steel requests that Marathon take a position relating to any Tax Item generated solely by, or allocated solely to, the United States Steel Stock Group that is (1) supported by a written opinion of outside tax counsel or a nationally recognized accounting firm that the position is more likely than not to prevail in litigation (but does not meet the consistency requirements of the immediately preceding sentence) and (2) otherwise meets the requirements of Section 3.02(a)(i) of this Agreement, then Marathon may decline to take such position on the Tax Return; provided that, Marathon shall make to United States Steel a Buy-out Payment pursuant to Section 3.06 of this Agreement.

                  (ii) Marathon and the members of the Marathon Tax Group shall be solely responsible for the preparation and filing of (A) their respective Separate State Tax Returns for all taxable years, and (B) Tax Returns for the Marathon Tax Group for taxable years that begin after the Distribution Date.

                  (iii) United States Steel and the members of the United States Steel Tax Group shall be solely responsible for the preparation and filing of (A) their respective Separate State Tax Returns for all taxable years, and (B) Tax Returns for the United States Steel Tax Group for taxable years that begin after the Distribution Date.

                  (iv) All foreign Tax Returns shall be filed by the legal entities which had responsibility for filing such Tax Returns, regardless of whether such entities are members of the United States Steel Tax Group or the Marathon Tax Group after the Distribution.

                  (v) Without limiting the generality of Sections 8.01 and
8.02 of this Agreement, Marathon shall provide United States Steel, and United States Steel shall provide Marathon, with any information relevant or required for the preparation of the Tax Returns described in this
Section 3.02. No later than June 30, 2002, Marathon shall provide United States Steel with a list of all Consolidated Federal Tax Returns and Combined State Tax Returns that Marathon will file pursuant to Section 3.02(a) of this Agreement.

         (b) Amended Tax Returns, Claims for Refunds, and Tentative Carryback Adjustments.

                  (i) Marathon shall prepare and file any amended Tax Return, claim for refund, or tentative carryback adjustment (including an IRS Form 1139 arising as a result of an election made pursuant to Section 3.02(c)(ii) of this Agreement involving a Tax Item of the United States Steel Tax Group arising in a Post-Distribution Period) affecting a Tax Item included, or to be included, on any Consolidated Federal Tax Return or Combined State Tax Return of the USX Consolidated Group; provided that, all such amended Tax Returns, claims for refund, or tentative carryback adjustment shall (A) be prepared in a manner that is consistent with
Article 6 of this Agreement and any Ruling, Supplemental Ruling, Ruling Documents, or Supplemental Ruling Documents, (B) meet the requirements of
Section 3.02(c) of this Agreement, and (C) be filed on a timely basis (taking into account applicable extensions).

                  (ii) Marathon shall provide to United States Steel for its review any amended Tax Return, claim for refund, or tentative carryback adjustment of the USX Consolidated Group no later than 30 Calendar Days prior to its filing. Within 25 Calendar Days of receiving from Marathon such amended Tax Return, claim for refund, or tentative carryback adjustment, United States Steel shall have the right to request that Marathon not take any position proposed to be taken on such amended Tax Return, claim for refund, or tentative carryback adjustment relating to any Tax Item generated by (in whole or in part), or allocated to (in whole or in part), the Marathon Stock Group, and Marathon shall not take such position on an amended Tax Return, claim for refund, or tentative carryback; provided that, United States Steel shall make to Marathon a Buy-out Payment pursuant to Section 3.06 of this Agreement.

                  (iii) United States Steel shall have the right to request that Marathon file an amended Tax Return, claim for refund, or tentative carryback adjustment relating to any Tax Item generated solely by, or allocated solely to, the United States Steel Stock Group; provided that, all such amended Tax Returns, claims for refund, or tentative carryback adjustments shall satisfy the requirements of Section 3.02(b)(i) of this Agreement. United States Steel shall submit such portion of the amended Tax Return, claim for refund, or tentative carryback adjustment to Marathon no later than 30 Calendar Days prior to the due date for filing such amended Tax Returns, claims for refund, or tentative carryback adjustments and Marathon shall either (A) file such amended Tax Return, claim for refund, or tentative carryback adjustment within 25 Calendar Days of receiving it from United States Steel or (B) exercise its buy-out right provided in the next sentence. Marathon may, in its sole and absolute discretion, decline to take any position proposed to be taken on such amended Tax Return, claim for refund, or tentative carryback adjustment relating to any Tax Item generated solely by, or allocated solely to, the United States Steel Stock Group; provided that, if such position otherwise satisfies the requirements of this Section 3.02(b)(iii), then Marathon shall make to United States Steel a Buy-out Payment pursuant to Section 3.06 of this Agreement.

         (c) Elections.

                  (i) Consistency. Any election that affects the Tax Items of both the Marathon Stock Group and the United States Steel Stock Group shall be made consistent with the most recently filed original Tax Return, unless the parties otherwise agree or the party seeking to make the inconsistent election makes a Buy-out Payment to the other party pursuant to Section 3.06 (for purposes of applying section 3.06, any such election shall be treated as a position with respect to all affected Tax Items).

                  (ii) Carryback of Post-Distribution Period United States Steel Losses and Credits. Subject to the standards for filing Tax Returns of the USX Consolidated Group set forth in Sections 3.02(a) and 3.02(b) of this Agreement, United States Steel may elect to carry back any Post-Distribution Period losses or credits of the United States Steel Tax Group that may be carried back to a Tax Return of the USX Consolidated Group under any pertinent section of the Treasury Regulations, and Marathon shall take any such election into account in preparing the relevant Tax Returns, including amended Tax Returns if necessary, of the USX Consolidated Group.

                  (iii) Marathon may, at its option, elect, and the United States Steel Tax Group shall join it in electing (if necessary), to ratably allocate Tax Items (other than extraordinary Tax Items) of the United States Steel Stock Group in accordance with the relevant provisions of Treasury Regulations Section 1.1502-76. If Marathon makes such an election, the members of the United States Steel Tax Group shall provide to Marathon such statements as are required under the Treasury Regulations and other appropriate assistance.

                  (iv) Marathon shall elect, and the United States Steel Tax Group shall join it in electing (if necessary), to reattribute any net operating loss or capital loss carryover of a member of the United States Steel Stock Group to USX in accordance with the relevant provisions of Treasury Regulations Section 1.1502-20(g). The members of the United States Steel Tax Group shall provide to Marathon such statements as are required under the Treasury Regulations and other appropriate assistance.

         SECTION 3.03. USX Consolidated Group Tax Proceedings.

         (a) Control Over Tax Proceedings.

         Subject to the limitations set forth below in this Section 3.03, Marathon shall have the exclusive right to control, contest, and represent the interests of United States Steel and each member of the United States Steel Tax Group in any Tax Proceeding relating to any Tax Item included on a Consolidated Federal Tax Return or Combined State Tax Return for all Pre-Distribution Periods, including the right to resolve, settle, or agree to any deficiency, claim or adjustment proposed, asserted, or assessed, in connection with or as a result of any such Tax Proceeding, and including the right to execute waivers, choose the forum for contests, schedule conferences, and resolve or settle any Tax Item.

         (b) United States Steel Participation Rights.

         Marathon shall consult with United States Steel, and United States Steel shall have the right (i) to represent the interests of itself and each member of the United States Steel Tax Group, in any Tax Proceeding relating to any Tax Item generated solely by, or allocated solely to, the United States Steel Stock Group, and (ii) to contest, resolve, settle, or agree to any deficiency, claim, or adjustment proposed, asserted, or assessed in connection with or as a result of such Tax Proceeding; provided that, the entering into of any such resolution, settlement, or agreement or any decision in connection with (including the entering into of) any judicial or administrative proceeding relating to Taxes shall be subject to the review and approval of Marathon which approval shall not be unreasonably withheld. Notwithstanding the preceding sentence, Marathon shall have the exclusive right to represent the interests of United States Steel and each member of the United States Steel Tax Group in any Tax Proceeding with respect to any Tax Items that are allocated to both the Marathon Stock Group and the United States Steel Stock Group; provided that, Marathon shall exercise this authority under this Section 3.03(b) without discriminating against United States Steel or any member of the United States Steel Tax Group unless Marathon makes to United States Steel a Buy-out Payment pursuant to Section 3.06 of this Agreement.

         (c) Marathon Buy-Out Right.

         Notwithstanding Section 3.03(b) of this Agreement, Marathon shall have the right to concede, resolve, or settle any Tax Proceeding relating to any Tax Item generated by (in whole or in part), or allocated to (in whole or in part), the United States Steel Stock Group without the consent of United States Steel or any member of the United States Steel Tax Group; provided that, Marathon shall make to United States Steel a Buy-out Payment pursuant to Section 3.06 of this Agreement.

         (d) United States Steel Buy-Out Right.

         Notwithstanding Section 3.03(a) of this Agreement, United States Steel shall have the right to request that Marathon concede, resolve, or settle any Tax Proceeding relating to any Tax Item generated by (in whole or in part), or allocated to (in whole or in part), the Marathon Stock Group, and Marathon shall be required to so concede, resolve, or settle such Tax Proceeding; provided that, United States Steel shall make to Marathon a Buy-out Payment pursuant to Section 3.06 of this Agreement.

         (e) Alternative Method for Administrative Resolution of Tax
Proceedings.

         Notwithstanding Sections 3.03(a), 3.03(b), 3.03(c), and 3.03(d) of this Agreement, Marathon and United States Steel may mutually agree to resolve with the relevant Tax Authority any proposed adjustments to a Tax Return of the USX Consolidated Group in any manner mutually agreed to by Marathon and United States Steel (including settling any Tax Proceeding on a basis that benefits one Group to the detriment of the other), and may take any action consistent with this Agreement to facilitate such settlement (including payment from one Group to the other).

         (f) Judicial Resolution of Tax Proceedings.

         In the event that any proposed adjustments to Tax Items of the USX Consolidated Group are not resolved administratively and a judicial resolution is necessary, Marathon and United States Steel shall consult regarding the choice of litigation forum and may agree to choose any available forum, which, as of the date of this Agreement, are the United States Tax Court, the United States Court of Federal Claims, the United States district court with jurisdiction over the relevant Federal Tax Return, or a state court with jurisdiction over the relevant State Tax Return. If Marathon and United States Steel agree that the jurisdiction of a refund forum should be obtained, United States Steel shall make any payments required pursuant to Section 5.02(d) of this Agreement. If Marathon and United States Steel are unable to reach agreement as to the choice of litigation forum for any Federal tax matter, the United States Tax Court shall be selected as the litigation forum.

         SECTION 3.04. Notices from Tax Authorities.

         (a) If any member of the Marathon Tax Group receives written notice of, or relating to, a Tax Proceeding from a Tax Authority that asserts, proposes or recommends a deficiency, claim, or adjustment that, if sustained, would result in the redetermination of a Tax Item of a member of the United States Steel Stock Group, Marathon shall promptly provide a copy of such notice to United States Steel (but in no event later than ten Calendar Days following the receipt of such notice). If any member of the United States Steel Tax Group receives written notice of, or relating to, a Tax Proceeding from a Tax Authority that asserts, proposes or recommends a deficiency, claim, or adjustment that, if sustained, would result in the redetermination of a Tax Item of a member of the Marathon Stock Group, United States Steel shall promptly provide a copy of such notice to Marathon (but in no event later than ten Calendar Days following the receipt of such notice).

         (b) Without limiting the generality of Section 12.04(b) of this Agreement, the failure of Marathon or United States Steel to promptly notify the other of any matter relating to a particular Tax for a taxable period shall not relieve the other party of any liability and/or obligation which it may have under this Agreement with respect to such Tax for such taxable period except to the extent that such other party's rights hereunder are materially prejudiced by such failure. The remedy for such failure shall be determined pursuant to Section 12.05 of this Agreement.

         SECTION 3.05. Supplemental Rulings.

         (a) Marathon shall have the right to obtain a Supplemental Ruling in its sole and exclusive discretion. If Marathon decides to obtain a Supplemental Ruling, United States Steel shall cooperate with Marathon and take any and all actions reasonably requested by Marathon in connection with obtaining the Supplemental Ruling (including, without limitation, by making any representation or covenant or providing any materials or information requested by any Tax Authority; provided that, United States Steel shall not be required to make any representation or covenant that is inconsistent with facts or as to future matters or events over which it has no control). In connection with obtaining a Supplemental Ruling (i) Marathon shall cooperate with and keep United States Steel informed in a timely manner of all material actions taken or proposed to be taken by Marathon in connection therewith; (ii) Marathon shall (A) reasonably in advance of the submission of any Supplemental Ruling Documents, provide United States Steel with a draft copy thereof; (B) reasonably consider United States Steel's comments on such draft copy; and (C) provide United States Steel with a final copy of all Supplemental Ruling Documents; and
(iii) Marathon shall provide United States Steel with notice reasonably in advance of, and United States Steel shall have the right to attend, any formally scheduled meetings with any Tax Authority (subject to the approval of the Tax Authority) that relate to such Supplemental Ruling. Further, Marathon shall provide United States Steel with 30 Calendar Days to review such Supplemental Ruling under this Section 3.05(a) and shall not file such request prior to the expiration of 30 Calendar Days unless United States Steel agrees to such early filing in writing. Marathon shall bear all costs and expenses incurred in obtaining such Supplemental Ruling and shall reimburse United States Steel for all reasonable costs and expenses of outside third parties incurred by United States Steel in connection with obtaining a Supplemental Ruling requested by Marathon.

         (b) United States Steel hereby agrees that Marathon shall have, subject to Section 3.05(a) of this Agreement, sole and exclusive control over the process of obtaining a Supplemental Ruling and that only Marathon shall apply for a Supplemental Ruling. United States Steel further agrees that it shall not seek any guidance from the IRS or any other Tax Authority concerning the Distribution, except as set forth in Section 3.05(c) of this Agreement.

         (c) Marathon agrees that at the reasonable request of United States Steel, Marathon shall cooperate with United States Steel and use its reasonable efforts to seek to obtain, as expeditiously as possible, a Supplemental Ruling or other guidance from the IRS or any other Tax Authority for the purpose of confirming (i) the Ruling or any Supplemental Ruling issued previously and (ii) compliance on the part of United States Steel or any member of the United States Steel Tax Group with its obligations under this Agreement. United States Steel shall reimburse Marathon for all reasonable costs and expenses incurred by Marathon in connection with obtaining a Supplemental Ruling requested by United States Steel.

         SECTION 3.06. Buy-out Payments.

         (a) In General. Any payment made pursuant to this Section 3.06 (a "Buy-out Payment") shall be determined as follows.

         (b) Buy-out Payments by Marathon.

                  (i) Amount of Buy-out Payment.

         The amount of a Buy-out Payment shall be determined by the parties. If the parties are unable to agree on the amount of a Buy-out Payment within 30 Calendar Days from the time that the position which Marathon declines to take is proposed by United States Steel, and United States Steel does not withdraw its request and Marathon does not agree to take the position proposed (and the time available for taking such position has not expired), then the amount shall be determined pursuant to Dispute Resolution as provided in Section 11.01 of this Agreement in accordance with the following principles:

                           (A) The amount shall reflect the extent to which
each party has acted in good faith with respect to the position proposed by United States Steel; and

                           (B) The amount shall reflect the total benefit
that would have been realized for all relevant taxable years by United States Steel had the position proposed by it been taken, including changes to the Separate Return Liability of United States Steel, payments from and to Marathon pursuant to Section 5.03 of this Agreement, Federal Tax interest savings and costs which would have been allocated to United States Steel, and the likelihood that any such benefits projected to be realized in future years in fact would have been received; and

                           (C) The amount shall reflect the relative
likelihood that the position proposed by United States Steel would have prevailed in litigation; and

                           (D) The amount shall reflect the time when the
benefits would have been realized by United States Steel giving due regard to whether the position would have been taken on an original return or at some other time.

Upon a determination that a party has not acted in good faith, the amount may be reduced (but not below zero ($0)) and/or costs may be awarded as appropriate.

                  (ii) When Buy-out Payments are to be Made.

         Unless the parties otherwise agree, a Buy-out Payment shall be made within 30 Calendar Days of the time when United States Steel would have received the relevant benefit if Marathon had agreed to pursue the position proposed by United States Steel. If the amount of a Buy-out Payment is determined pursuant to Dispute Resolution, Marathon shall make such Buy-out Payment no later than 30 Calendar Days following the conclusion of such Dispute Resolution, and if such payment date occurs prior to, or subsequent to, the date on which United States Steel would have realized the benefit from the proposed position, then the amount of the Buy-out Payment shall reflect interest from the time such benefit would have been realized until the actual payment date.

                  (iii) Tax Item Deemed Transferred.

         If Marathon makes a Buy-out Payment with respect to a Tax Item generated by, or allocated to, the United States Steel Stock Group, such Tax Item thereafter shall be treated as a Tax Item allocated to the Marathon Stock Group for all purposes of this Agreement in all relevant taxable periods.

         (c) Buy-out Payments By United States Steel.

         The provisions of Section 3.06(b) of this Agreement shall be applied with respect to any Buy-out Payment by United States Steel by substituting "United States Steel" for "Marathon" each place that it appears and by substituting "Marathon" for "United States Steel" each place that it appears.

                                 ARTICLE IV

        DETERMINATION OF EACH GROUP'S SHARE OF THE USX CONSOLIDATED
                 GROUP'S TAX LIABILITY AND TAX ATTRIBUTES

         SECTION 4.01. General.

         (a) While the provisions of this Article 4 are intended to reflect the principles of the USX Tax Allocation and Settlement Policy effective as of 1991 and as amended and restated as of August 26, 1997, that policy shall have been revoked in its entirety as provided in Section 2.01 of this Agreement and the provisions of this Article 4 shall control. The principles of this Article 4 shall be applied in all relevant years as if there were two Groups, the Marathon Stock Group and the United States Steel Stock Group, and all Tax Items of the Delhi Stock Group shall be allocated to the Marathon Stock Group and the United States Steel Stock Group as provided in Section 4.02(a)(i)(E) of this Agreement. The determination under this Article 4 of a Group's allocable share of the tax liability of the USX Consolidated Group shall be made for the year to which the adjustment relates rather than for the current year.

         (b) The entire determination required under this Article 4 shall be made whenever it is necessary to determine each Group's share of any tax liability of the USX Consolidated Group for any Pre-Distribution Period.

         (c) Given the uncertain effects of various Tax Items on the total liability of the USX Consolidated Group, it is understood that a certain amount of judgment will be necessary to apply this Article 4 and that both Marathon and United States Steel will act reasonably and in good faith when applying the principles of this Article 4.

         SECTION 4.02. Determination of Each Group's Allocable Share of the Federal Tax Liability of the USX Consolidated Group and Resulting Tax Attributes.

         If the USX Consolidated Group is a regular taxpayer in the relevant period, each Group's share of the regular Federal income tax liability of the USX Consolidated Group and resulting Tax Attributes shall be determined under Section 4.02(a) of this Agreement; if the USX Consolidated Group is an alternative minimum taxpayer in the relevant period, each Group's share of the alternative minimum tax liability of the USX Consolidated Group and resulting Tax Attributes shall be determined under Section 4.02(b) of this Agreement.

         (a) Determination of Groups' Allocable Share if the USX
Consolidated Group is a Regular Taxpayer in the Relevant Period.

         Each Group's allocable share of the regular Federal income tax liability of the USX Consolidated Group ("Total USX Liability") shall be determined by calculating the Group's Separate Return Liability pursuant to
Section 4.02(a)(i) and then adjusting for the effects of the Consolidated Federal Tax Return of the USX Consolidated Group pursuant to Section 4.02(a)(ii). Each Group's share of the resulting Tax Attributes shall be determined by application of Section 4.02(a)(iii).

                  (i) Groups' Separate Return Liability.

         The Federal regular income tax liability of the United States Steel Stock Group and the Marathon Stock Group (the "Separate Return Liability") shall be determined as if each Group were filing its own separate consolidated return (the "Separate Return Basis"). Without limiting the generality of the foregoing statement, the following special rules shall apply:

                           (A) For purposes of determining the Separate
Return Liability of each Group, the taxable income or loss of each Group shall be the income or loss of each Group for financial statement purposes adjusted as shown on an IRS Form Schedule M associated with such Group. Any item of income or expense that is allocated between the Groups for financial statement purposes shall be allocated in a manner consistent with such financial statements in order to compute taxable income or loss on a Separate Return Basis.

                           (B) Dividend Income. For purposes of determining
the Separate Return Liability of each Group, the tax treatment of any dividend income received by a Group shall be consistent with the actual tax consequences in the Tax Returns of the USX Consolidated Group.

                           (C) Tax Elections. All tax elections, which must
be made on a consolidated return basis, shall conform to those elected by the USX Consolidated Group.

                           (D) Income Taxes relating to Holding Company
Reorganization and Distribution.

                                    (1) In the event that the USX
Consolidated Group recognizes gain or other income as a result of the Holding Company Reorganization or Distribution being taxable due to the breach of a covenant or representation in Article 6 of this Agreement by a member of the United States Steel Tax Group or an acquisition of United States Steel that violates Section 355(e) of the Code, the United States Steel Stock Group shall be allocated such gain or other income. No portion of such gain or other income shall be allocated to the Marathon Stock Group.

                                    (2) In the event that the USX
Consolidated Group recognizes gain or other income as a result of the Holding Company Reorganization or Distribution being taxable due to the breach of a covenant or representation in Article 6 of this Agreement by a member of the Marathon Tax Group or an acquisition of Marathon that violates Section 355(e) of the Code, the Marathon Stock Group shall be allocated such gain or other income. No portion of such gain or other income shall be allocated to the United States Steel Stock Group.

                                    (3) In the event that the USX
Consolidated Group recognizes gain or other income as a result of the Holding Company Reorganization or Distribution being taxable due to an acquisition that violates Section 355(e) of the Code, and both United States Steel and Marathon have been acquired in transactions that are presumed to violate Section 355(e) of the Code (e.g., transactions that involve acquisitions by a third party of 50 percent or more of the stock of the relevant corporation), then such gain or other income shall be allocated to the Group whose acquisition occurred first in time (based on closing date). In the event that the USX Consolidated Group recognizes gain or other income as a result of the Holding Company Reorganization or Distribution being taxable under any other provision of the Code due to the breach of a covenant or representation in Article 6 of this Agreement, and both United States Steel and Marathon have breached a covenant or representation in Article 6 of this Agreement, then such gain or other income shall be allocated to the Group whose action causing such breach occurred first in time. No portion of such gain or other income shall be allocated to the other Group. Notwithstanding the foregoing, if the Distribution is characterized as other than a distribution of the stock of United States Steel and both United States Steel and Marathon (I) have been acquired in transactions that are presumed to violate Section 355(e) of the Code (e.g., transactions that involve acquisitions by a third party of 50 percent or more of the stock of the relevant corporation) or (II) have breached a covenant or representation in Article 6 of this Agreement, then any gain or other income recognized as a result of the Holding Company Reorganization or Distribution being taxable under any provision of the Code shall be allocated to the Group with respect to which such gain or other income is recognized.

                                    (4) In the event that the USX
Consolidated Group recognizes gain or other income as a result of the Holding Company Reorganization or Distribution being taxable, and no covenant or representation in Article 6 of this Agreement has been breached and neither United States Steel nor Marathon has been acquired in a transaction that is presumed to violate Section 355(e) of the Code, then any gain or other income shall be allocated to the Group with respect to which such gain or other income is recognized.

                           (E) Taxes Relating to Sale of Delhi Stock Group.
In the event that the tax liability of the USX Consolidated Group is adjusted as a result of an adjustment to the taxable gain or loss on the sale of the Delhi Stock Group or as the result of adjustments to Tax Items allocated to entities within the Delhi Stock Group, the United States Steel Stock Group's share of such tax liability shall be 39%. The Marathon Stock Group's share shall be the remaining portion.

                           (F) Excess Loss Accounts and Deferred
Intercompany Gains. Any tax liability resulting from the existence of any excess loss accounts or deferred intercompany gains immediately before the Distribution shall be allocated to the Group to which it relates and shall not be treated as a Tax relating to the Distribution under Section 4.02(a)(i)(D) of this Agreement. For purposes of this Agreement, an excess loss account shall relate to the Group which immediately before the Distribution owned the stock to which such excess loss account was attributable, and a deferred intercompany gain shall relate to the Group which immediately before the Distribution owned the entity whose gain was deferred.

                           (G) Offsets to Refund Claims. Any tax liability
that otherwise would be precluded by the relevant statute of limitations which is applied as an offset to a refund claim shall be allocated to the Group whose Tax Items are included on such refund claim. In the event that a refund claim is filed which includes Tax Items of both Groups, any such offsets shall be allocated first to the Group whose Tax Items generated such offset and then to the other Group.

                           Example 1.

                           Assumptions. For the year at issue, the USX
         Consolidated Group files a claim for refund totaling $10 million, of which $8 million is attributable to Tax Items generated by, or allocated to, the United States Steel Stock Group and $2 million is attributable to Tax Items generated by, or allocated to, the Marathon Stock Group. The Tax Authority has an offset in the amount of $1 million, which is attributable entirely to Tax Items generated by, or allocated to, the Marathon Stock Group. The USX Consolidated Group receives a $9 million refund.

                           Allocation. The offset is allocated to the Marathon Stock Group and reduces the portion of the refund allocated to Marathon to $1 million. Of the $9 million refund received by the USX Consolidated Group, $8 million is allocated to the United States Steel Stock Group and $1 million is allocated to the Marathon Stock Group.

                           Example 2.

                           Assumptions. For the year at issue, the USX
         Consolidated Group files a claim for refund totaling $10 million, of which $8 million is attributable to Tax Items generated by, or allocated to, the United States Steel Stock Group and $2 million is attributable to Tax Items generated by, or allocated to, the Marathon Stock Group. The Tax Authority has offsets totaling $4 million, which are attributable entirely to Tax Items generated by, or allocated to, the Marathon Stock Group. The USX Consolidated Group receives a $6 million refund.

                           Allocation. The offset is allocated first to the Marathon Stock Group and reduces the portion of the refund allocated to Marathon to $0. The offset is thereafter allocated to the United States Steel Stock Group, and reduces the refund allocated to the United States Steel Stock Group to $6 million.

                           (H) Carryback of Post-Distribution United States
Steel Losses and Credits. Any carryback of losses or credits of the United States Steel Tax Group to the Tax Returns of the USX Consolidated Group pursuant to an election described in Section 3.02(c)(ii) of this Agreement shall, for all purposes of this Agreement, be treated as a Tax Attribute of the United States Steel Stock Group.

                  (ii) Adjustments To Group's Separate Return Liability For Regular Tax Effects Of Consolidated Group.

         The Separate Return Liability of each Group determined pursuant to
Section 4.02(a)(i) of this Agreement shall be adjusted for the regular tax effects of the USX Consolidated Group as follows:

                           (A) The Total USX Liability shall be determined
for regular tax purposes, taking into account the effects of any carryforward or carryback of Tax Attributes from prior or future years, including the effects of any carrybacks from a Tax Return for a Post-Distribution Period of the United States Steel Tax Group carried back pursuant to Section 4.02(a)(i)(H) of this Agreement.

                           (B) The Separate Return Liabilities of each
Group determined pursuant to Section 4.02(a)(i) of this Agreement shall be combined (the "Combined Separate Return Liabilities"). The Combined Separate Return Liabilities shall be subtracted from the Total USX Liability to determine the aggregate net benefit or detriment of filing a Consolidated Federal Income Tax Return (the "Consolidated Return Benefit or Detriment").

                           (C) The Consolidated Return Benefit or Detriment
shall be allocated to the Group whose Tax Attributes caused the benefit or detriment. Such allocation shall be consistent with the actual usage of the Tax Attributes on the Tax Returns of the USX Consolidated Group. Without limiting the generality of the foregoing statement, the following special rules shall apply:

                                    (1) For these purposes, Tax Attributes
shall be deemed to cause a benefit to the extent that such Tax Attributes are used on the Tax Returns of the USX Consolidated Group but are not used by a Group on a Separate Return Basis; Tax Attributes shall be deemed to cause a detriment to the extent that such Tax Attributes are used by a Group on a Separate Return Basis but are not used on the Tax Returns of the USX Consolidated Group (except where preemption by the other Group's Tax Attributes occurs as set forth in Section 4.02(a)(iii) of this Agreement). Thus, the effect of a statutory limitation on the use of a Group's Tax Attribute on a Tax Return of the USX Consolidated Group shall be disregarded even if the statutory limitation is attributable to Tax Items of the other Group.

                           Example.

                           Assumptions. The Marathon Stock Group generates a $100 foreign tax credit that is used for purposes of computing the Separate Return Liability of the Marathon Stock Group for such year. The United States Steel Stock Group generates $100 of interest expense that is used in its entirety to compute the Separate Return Liability of the United States Steel Stock Group for the year and decreases the amount of the USX Consolidated Group's foreign source income. As a result of such interest expense, only $50 of the Marathon Stock Group's foreign tax credits is used in such year.

                           Allocation. For purposes of allocating any net Consolidated Return Benefit or Detriment, the United States Steel Group's $100 of interest expense shall be treated as being used on the Tax Returns of the USX Consolidated Group and only $50 of the Marathon Stock Group's foreign tax credits shall be treated as being used on the Tax Returns of the USX Consolidated Group.

                                    (2) To determine the utilization of
each Group's share of a particular Tax Attribute when the amount of such Tax Attribute available exceeds the total amount of such Tax Attribute capable of being utilized on the Tax Return of the USX Consolidated Group (the "Consolidated Tax Attribute"), each Group's portion of the Consolidated Tax Attribute shall be an amount which bears the same ratio to the Consolidated Tax Attribute utilized as the amount of each Group's available Tax Attribute bears to the sum of all of the Groups' available Tax Attributes; provided that, the amount allocated to a Group shall not exceed the amount utilized by such Group on a Separate Return Basis. Each Group's remaining carryforwards and carrybacks of such Tax Attributes shall be adjusted to reflect the utilization determined under this Section 4.02(a)(ii)(C)(2).

                           Example 1.

                           Assumptions. In the year at issue, each of the Marathon Stock Group and United States Steel Stock Group has $100 of MTC available. The USX Consolidated Group is able to use $100 of MTC on its Consolidated Federal Tax Return for such year. On a Separate Return Basis, the Marathon Stock Group is able to use $100 of MTC, and the United States Steel Stock Group is able to use $50 of MTC.

                           Allocation. The amount of each Group's Tax
         Attributes utilized on the Consolidated Federal Tax Return of the USX Consolidated Group is determined as follows. The amount utilized by each Group is deemed to be an amount equal to the ratio of each Group's available Tax Attributes to the amount of such Tax Attributes utilized on USX's Consolidated Federal Tax Return. Since in this case each Group has $100 of MTC on a Separate Return Basis, each Group would be deemed to utilize 50% of the total utilized, or $50 of MTC.

                           Example 2.

                           Assumptions. In the year at issue, each of the Marathon Stock Group and United States Steel Stock Group has $100 of MTC available. The USX Consolidated Group is able to use $100 of MTC on its Consolidated Federal Tax Return for such year. On a Separate Return Basis, the Marathon Stock Group is able to use $100 of MTC, and the United States Steel Stock Group is able to use $40 of MTC.

                           Allocation. The amount of each Group's Tax
         Attributes utilized on the Consolidated Federal Tax Return of the USX Consolidated Group is determined as follows. The amount utilized by each Group is deemed to be an amount equal to the ratio of each Group's available Tax Attributes to the amount of such Tax Attributes utilized on USX's Consolidated Federal Tax Return limited by each Group's use of such Tax Attribute on a Separate Return Basis. Since the United States Steel Stock Group only utilized $40 of MTC on a Separate Return Basis, it shall be treated as having utilized $40 of MTC on the USX Consolidated Federal Tax Return and Marathon shall be treated as having utilized $60 of MTC. United States Steel shall have $60 of the remaining MTC carryforward or carryback, and Marathon shall have $40.

                           (D) Determination Of Adjusted Separate Return
Liability and Benefit. Each Group's Separate Return Liability shall be adjusted to reflect the portion of the Consolidated Return Benefit or Detriment allocated to such Group under this Section 4.02(a)(ii) (the "Adjusted Separate Return Liability"). To the extent a Group's Adjusted Separate Return Liability for a taxable period is below zero, and the Adjusted Separate Return Liability of another Group is greater than the Total USX Liability for that same taxable period, then such other Group shall have realized a benefit to the extent of the difference between its Adjusted Separate Return Liability and the Total USX Liability and shall make a payment under Section 5.03(a)(ii) of this Agreement.

                           Example 1.

                           In the year at issue, Marathon has an Adjusted Separate Return Liability of $200, United States Steel has an Adjusted Separate Return Liability of ($100), and the Total USX Liability is $100. Marathon shall be treated as having realized a benefit of $100 (the difference between Marathon's Adjusted Separate Return Liability and the USX Total Liability), and a payment of $100 will be required from Marathon under Section 5.03(a)(ii) of this Agreement.

                           Example 2.

                           In the year at issue, Marathon has a Separate Return Liability of $200, United States Steel has a Separate Return Liability of $100. The Total USX Liability is $200 because of the use of $100 of United States Steel MTC's, which United States Steel could not use on a Separate Return Basis. The $100 of Consolidated Return Benefit shall be allocated to United States Steel, decreasing its Adjusted Separate Return Liability from $100 to $0. Marathon's Adjusted Separate Return Liability remains at $200, and no payment will be required from Marathon under Section 5.03(a)(ii) of this Agreement.

                  (iii) Allocation of Tax Attributes and Adjustments.

         Tax Attributes in the relevant year shall be allocated to the Group that generated them. If and when possible, adjustments shall be made to reflect as closely as possible the Separate Return Liability of each Group where such adjustments may be made without affecting the Separate Return Liability of the other Group. Without limiting the generality of the foregoing, the following principles shall apply:

                           (A) Preemption Rule.

         For any Pre-Distribution Period, to the extent that a Group's Tax Attributes could have been utilized on a Separate Return Basis but actually are not used on the Tax Return of the USX Consolidated Group due to preemption by the other Group's Tax Attributes which could not have been used on a Separate Return Basis but are used on the Tax Return of the USX Consolidated Group (the "Preempting Attributes"), then (1) for all purposes, including specifically for purposes of applying the provisions of Articles 4 and 5 of this Agreement, the Preempting Attributes shall not be treated as utilized on the Tax Return of the USX Consolidated Group, and instead, (2) for purposes of applying this Article 4, there shall be, in all relevant years, a reallocation of Tax Attributes between the Groups in an amount equal to the Tax Attributes which have been preempted and which appropriately reflects each Group's Separate Return Liability.

                           Example.

                           Assumptions. In the year at issue, the Marathon Stock Group is able to use $100 of MTC on a Separate Return Basis. In the same year, the USX Consolidated Group utilizes $286 of net operating losses of the United States Steel Stock Group, which under the relevant ordering rules of the Code, preempt and displace in their entirety the $100 of MTC utilized by the Marathon Stock Group on a Separate Return Basis. The United States Steel Stock Group could not have used its net operating losses on a Separate Return Basis. There is no Consolidated Return Benefit or Detriment, because the utilization of the $286 of net operating losses of the United States Steel Stock Group exactly offsets the benefits of the utilization of the $100 of MTC of the Marathon Stock Group.

                           Allocation. For purposes of Articles 4 and 5 of this Agreement, the Marathon Stock Group shall be treated as if its entire $100 of MTC were utilized on the Consolidated Federal Tax Return of the USX Consolidated Group (thus, Marathon shall not be required to make a payment pursuant to Section 5.03(a)(ii) of this Agreement associated with the utilization of the United States Steel net operating losses), and the MTC not so utilized by the USX Consolidated Group but treated as having been utilized, shall be reallocated to the United States Steel Stock Group for all purposes, including, without limitation, for purposes of further application of this Article 4.

                           (B) Displacement By Subsequent Attributes.

         If in any Pre-Distribution Period ("Year 1") a Group ("Group A") realizes the benefit from the utilization of the Tax Attributes of another Group ("Group B") on the Tax Return of the USX Consolidated Group and makes a payment for such realization under Section 5.03 of this Agreement, and in a subsequent year ("Year 2") Group A generates Tax Attributes which, on a Separate Return Basis, could have been carried back and utilized in Year 1, but which are not so carried back and utilized on the Tax Return of the USX Consolidated Group, then (1) for all purposes, including specifically for purposes of applying the provisions of Articles 4 and 5 of this Agreement, Group A shall be treated as if it had not realized the benefit from the utilization of Group B's Tax Attributes in Year 1 (thus requiring Group B to refund to Group A the Section 5.03 payment previously received from Group A in Year 1), and (2) for purposes of applying this Article 4, there shall be, in all relevant years, a reallocation of Tax Attributes between the Groups to appropriately reflect each Group's Separate Return Liability; provided that, if the displaced attribute cannot be utilized on a Pre-Distribution Period Tax Return of the USX Consolidated Group, then no reallocation of attributes shall be made under this Section 4.02(a)(iii)(B).

                           Example.

                           Assumptions. In 1998, the Marathon Stock Group generates $200 of net operating losses which it is unable to use on a Separate Return Basis; the United States Steel Group generates $100 of income, which on the Tax Return of the USX Consolidated Group is offset by $100 of the Marathon net operating losses. United States Steel makes a payment to Marathon for the use of the net operating losses under Section 5.03 of this Agreement. In 1999, the United States Steel Stock Group generates $100 of losses and the Marathon Stock Group has no income; on a Separate Return Basis, United States Steel would have been able to carry the losses back to 1998, but no such carryback is available on the Tax Returns of the USX Consolidated Group.

                           Allocation. For purposes of this Article 4 and
         Article 5 of this Agreement, the United States Steel Stock Group shall not be treated as having used the $100 of Marathon losses in 1998, Marathon shall refund the Section 5.03 payment received from United States Steel in 1998, and the $100 of 1999 United States Steel losses shall be reallocated to Marathon.

         (b) Determination of Groups' Allocable Share if the USX
Consolidated Group is an Alternative Minimum Taxpayer in the Relevant
Period.

         Each Group's allocable share of the alternative minimum tax ("AMT") liability of the USX Consolidated Group ("Total USX AMT Liability") shall be determined under Section 4.02(b)(i) of this Agreement, and each Group's allocable share of the resulting Tax Attributes (Minimum Tax Credits or "MTCs") shall be determined under Section 4.02(b)(ii). For these purposes, AMT refers to the tentative minimum tax liability computed under Code Section 55(b) and not the excess amount computed under Code Section 55(a).

                  (i) Each Group's Allocable Share Of the AMT Liability of the USX Consolidated Group.

         Each Group's allocable share of the Total USX AMT Liability shall be determined by calculating each Group's AMT liability computed on a Separate Return basis ("AMT Separate Return Liability") and then adjusting for the effects of the Consolidated Federal Tax Return of the USX
Consolidated Group as follows:

                           (A) Determination of AMT Separate Return
Liability. Each Group's AMT Separate Return Liability shall be determined by applying the principles set forth in Section 4.02(a)(i) of this Agreement on an AMT basis.

                           (B) Adjustments To Group's AMT Separate Return
Liability For AMT Effects Of Consolidated Group. Each Group's AMT Separate Return Liability shall be adjusted for any AMT Consolidated Return Benefit Or Detriment by applying the principles in Section 4.02(a)(ii) of this Agreement on an AMT basis ("Adjusted AMT Separate Return Liability").

                           (C) Allocation Of Total USX AMT Liability. The
amount of Total USX AMT Liability is allocated to each Group up to the lesser of the Total USX AMT Liability or such Group's positive Adjusted AMT Separate Return Liability.

                  (ii) Each Group's Allocable Share of the Resulting MTCs and Benefit.

         MTCs of the USX Consolidated Group (the "Consolidated MTCs") shall, to the extent possible, be allocated to each of the Groups in an amount such that the total regular Tax Attributes (i.e., Tax Attributes used against regular tax, including MTCs) received by the Group equals the excess of such Group's allocable share of the Total USX AMT Liability over its Adjusted Separate Return Liability (as computed under Section 4.02(a) of this Agreement). To the extent that the allocation of regular Tax Attributes is less than the excess of such Group's allocable share of the Total USX AMT Liability over its Adjusted Separate Return Liability, then the other Group shall have realized a benefit to the extent of such difference and shall make a payment under Section 5.03(a)(ii) of this Agreement.

                                    Example 1.

                           Assumptions. Marathon's Adjusted Separate Return Liability is $140, and its Adjusted AMT Separate Return Liability is $100; United States Steel's Adjusted Separate Return Liability is ($105), and its Adjusted AMT Separate Return Liability is ($20). The Total USX Liability is $35, and the Total USX AMT Liability is $80.

                           Section 4.02(b)(i) Allocations. Marathon's share of the Total USX AMT Liability is $80, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability. United States Steel's share is $0 since it has no positive Adjusted AMT Separate Return Liability.

                           Section 4.02(b)(ii) Allocations. The USX
         Consolidated Group will receive Consolidated MTCs of $45, which equals USX's $80 AMT liability minus $35 regular tax liability. There are no other regular Tax Attributes generated in the year. United States Steel's share of the resulting Consolidated MTCs equals $45 because its $0 allocable share of the Total USX AMT Liability exceeds its ($105) Adjusted Separate Return Liability. In contrast, Marathon's $80 allocable share of the Total USX AMT Liability is less than its $140 Adjusted Separate Return Liability, and it is not allocated any Consolidated MTCs. Since the $45 of regular Tax Attributes (in this case, Consolidated
         MTCs) received by United States Steel is less than the $105 difference between United States Steel's $0 allocable share of the Total USX AMT Liability and its ($105) Adjusted Separate Return Liability, Marathon has received a benefit to the extent of the difference, $60, requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement. In contrast, since Marathon's $80 allocable share of the Total USX AMT Liability is less than its $140 Adjusted Separate Return Liability, United States Steel has not received a benefit requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement.

                           Example 2.

                           Assumptions. Marathon's Adjusted Separate Return Liability is $70, and its Adjusted AMT Separate Return Liability is $80; United States Steel's Adjusted Separate Return Liability is ($70), and its Adjusted AMT Separate Return Liability is $40. The Total USX Liability is $0, and the Total USX AMT Liability is $120.

                           Section 4.02(b)(i) Allocations. Marathon's share of the Total USX AMT Liability is $80, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability. United States Steel's share of the Total USX AMT Liability is $40, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability.

                           Section 4.02(b)(ii) Allocations. The USX
         Consolidated Group will receive total Consolidated MTCs of $120, which equals USX's $120 AMT liability minus $0 regular tax liability. There are no other regular Tax Attributes generated in the year. Marathon's share of the resulting Consolidated MTCs is $10, which equals the difference between its $80 allocable share of the Total USX AMT Liability and its $70 Adjusted Separate Return Liability. United States Steel's share of the resulting Consolidated MTCs is $110, which equals the difference between its $40 allocable share of the Total USX AMT Liability and its ($70) Adjusted Separate Return Liability. Since the $110 of regular Tax Attributes (in this case, Consolidated MTCs) received by United States Steel equals the difference between United States Steel's $40 allocable share of the Total USX AMT Liability and its ($70) Adjusted Separate Return Liability, Marathon did not receive a benefit requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement. Similarly, since the $10 of regular Tax Attributes (in this case, Consolidated MTCs) received by Marathon equals the difference between Marathon's $80 allocable share of the Total USX AMT Liability and its $70 Adjusted Separate Return Liability, United States Steel received no benefit requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement.

                           Example 3.

                           Assumptions. Marathon's Adjusted Separate Return Liability is $70, its AMT Separate Return Liability is $80, and its Adjusted AMT Separate Return Liability is $40 (i.e., there is an AMT Consolidated Return Benefit of $40 allocable to Marathon pursuant to the principles of Section 4.02(a)(ii) of this Agreement); United States Steel's Adjusted Separate Return Liability is ($70), and its Adjusted AMT Separate Return Liability is $20. The Total USX Liability is $0, and the Total USX AMT Liability is $60.

                           Section 4.02(b)(i) Allocations. Marathon's share of the Total USX AMT Liability is $40, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability. United States Steel's Total USX AMT Liability is $20, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability.

                           Section 4.02(b)(ii) Allocations. The USX
         Consolidated Group will receive total Consolidated MTCs of $60, which equals USX's $60 AMT liability minus $0 regular tax liability. There are no other regular Tax Attributes generated in the year. United States Steel's share of the resulting Consolidated MTCs is $60, because its $20 allocable share of the Total USX AMT Liability exceeds its ($70) Adjusted Separate Return Liability. Marathon's share of the resulting Consolidated MTCs is $0, because its $40 allocable share of the Total USX AMT Liability is less than its $70 Adjusted Separate Return Liability. Since the $60 of regular Tax Attributes (in this case, Consolidated MTCs) received by Steel is less than the $90 difference between United States Steel's $20 allocable share of the Total USX AMT Liability and its ($70) Adjusted Separate Return Liability, Marathon has received a benefit to the extent of the difference, $30, requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement. In contrast, since Marathon's $40 allocable share of the Total USX AMT Liability is less than its $70 Adjusted Separate Return Liability, Steel has not received a benefit requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement.

                           Example 4.

                           Assumptions. Marathon's Adjusted Separate Return Liability is $10, and its Adjusted AMT Separate Return Liability is $100; United States Steel's Adjusted Separate Return Liability is $10, and its Adjusted AMT Separate Return Liability is ($20). The Total USX Liability is $20, and the Total USX AMT Liability is $80.

                           Section 4.02(b)(i) Allocations. Marathon's share of the Total USX AMT Liability is $80, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability. United States Steel's share of the Total USX AMT Liability is $0, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability.

                           Section 4.02(b)(ii) Allocations. The USX
         Consolidated Group will receive total Consolidated MTCs of $60, which equals USX's $80 AMT liability minus $20 regular tax liability. In addition, there are no other regular Tax Attributes generated in the year. Marathon's share of the resulting Consolidated MTCs is $60, because its $80 allocable share of the Total USX AMT Liability exceeds its $10 Adjusted Separate Return Liability. United States Steel's share of the resulting Consolidated MTCs is $0, because its $0 allocable share of the Total USX AMT Liability is less than its $10 Adjusted Separate Return Liability. Since the $60 of regular Tax Attributes (in this case, Consolidated MTCs) received by Marathon is less than the difference between Marathon's $80 allocable share of the Total USX AMT Liability and its $10 Adjusted Separate Return Liability, United States Steel receive a benefit in this amount requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement. In contrast, since United States Steel's $0 allocable share of the Total USX AMT Liability is less than its $10 Adjusted Separate Return Liability, Marathon has not received a benefit requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement.

                           Example 5.

                           Assumptions. Marathon's Adjusted Separate Return Liability is $50, and its Adjusted AMT Separate Return Liability is $100; United States Steel's Adjusted Separate Return Liability is ($100), and its Adjusted AMT Separate Return Liability is ($20). The Total USX Liability is ($50), and the Total USX AMT Liability is $80.

                           Section 4.02(b)(i) Allocations. Marathon's share of the Total USX AMT Liability is $80, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability. United States Steel's share of the Total USX AMT Liability is $0, which equals the lesser of the Total USX AMT Liability or its positive Adjusted AMT Separate Return Liability.

                           Section 4.02(b)(ii) Allocations. The USX
         Consolidated Group will receive total Consolidated MTCs of $80, which equals USX's $80 AMT liability minus $0 regular tax liability. In addition, there is $50 of regular tax net operating losses generated in the year, which under Section 4.02(a)(iii) are allocated to United States Steel. Marathon's share of the resulting Consolidated MTCs is $30, which equals its $80 allocable share of the Total USX AMT Liability less its $50 Adjusted Separate Return Liability. United States Steel's share of the resulting Consolidated MTCs is $50, so that the total regular Tax Attributes received by United States Steel (in this case, net operating losses plus Consolidated MTCs) equals the $100 difference between its $0 allocable share of the Total USX AMT Liability less its ($100) Adjusted Separate Return Liability. Since the $30 of regular Tax Attributes (in this case, Consolidated MTCs) received by Marathon equals the difference between Marathon's $80 allocable share of the Total USX AMT Liability and its $50 Adjusted Separate Return Liability, United States Steel has not received a benefit requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement. Similarly, since the $100 of regular Tax Attributes (in this case, Consolidated MTCs and net operating losses) received by United States Steel equals the difference between United States Steel's $0 allocable share of the Total USX AMT Liability and its ($100) Adjusted Separate Return Liability, Marathon has not received a benefit requiring a payment pursuant to Section 5.03(a)(ii) of this Agreement.

         SECTION 4.03. Allocation of Combined State Income Tax Liability.

         Any Combined State Income Tax Liability of the USX Consolidated Group shall be allocated in a manner consistent with the allocation provided in Section 4.02 of this Agreement for Consolidated Federal Income Tax Liability.

         SECTION 4.04. Transfer Taxes Related To Holding Company
Reorganization and Distribution.

         In the event that the USX Consolidated Group owes any transfer, documentary, sales, use, stamp, or registration taxes and fees ("Transfer Taxes") as a result of the Holding Company Reorganization or the Distribution, the United States Steel Stock Group's share of such liability shall be 35 percent of any such Transfer Taxes. The Marathon Stock Group shall be liable for the remaining portion of any such Transfer Taxes.

         SECTION 4.05. Other Taxes.

         Any other Taxes not specifically allocated in this Article 4 shall be allocated to the Group to which such Tax relates, and any USX Headquarters Tax liability which is not specifically allocated under any other section of this Agreement shall be allocated in the same manner as such Tax was allocated between the Groups for financial statement purposes with respect to the relevant period.

         SECTION 4.06. Deductions and Certain Taxes Related to Stock Options, SARs, and Restricted Stock.

         In the event that an employee or director of the Marathon Tax Group recognizes taxable income with respect to a stock option, restricted stock or SAR of United States Steel, the resulting tax deduction shall be allocated to United States Steel to the extent permitted by law, and any Payroll Taxes with respect thereto shall be allocated to United States Steel. In the event that an employee or director of the United States Steel Tax Group recognizes taxable income with respect to a stock option, restricted stock or SAR of Marathon, the resulting tax deduction shall be allocated to Marathon to the extent permitted by law, and any Payroll Taxes with respect thereto shall be allocated to Marathon.

                                 ARTICLE V

                       TAXES AND RELATED OBLIGATIONS

         SECTION 5.01.  Payment of Taxes to Tax Authorities.

         (a) Marathon shall pay (or cause to be paid) all Federal and State Taxes (including estimated Taxes and any adjustments to Taxes subsequently determined), interest, and Penalties with respect to any Tax Return of the USX Consolidated Group for all Pre-Distribution Periods; Marathon shall pay (or cause to be paid) all Taxes, interest, and Penalties relating to Tax Returns that Marathon is responsible for preparing pursuant to Sections 3.02(a)(i) and 3.02(a)(ii) of this Agreement; United States Steel shall pay (or cause to be paid) all Taxes, interest, and Penalties relating to Tax Returns that United States Steel is responsible for preparing pursuant to
Section 3.02(a)(iii) of this Agreement; and each entity responsible for filing a foreign Tax Return pursuant to Section 3.02(a)(iv) of this Agreement shall pay all Taxes, interest, and Penalties with respect to such Tax Return.

         (b) At any time, Marathon in its sole discretion may make a cash remittance to a Tax Authority with respect to Federal Taxes or Combined State Taxes to stop the running of interest in whole or in part. At any time, United States Steel may request that Marathon make a cash remittance to a Tax Authority to stop the running of interest in whole or in part with respect to a tax deficiency related to a Tax Item generated by, or allocated to, the United States Steel Stock Group, and Marathon shall comply with such remittance request; provided that, United States Steel makes a payment to Marathon pursuant to Section 5.02(d)(ii) of this Agreement.

         (c) Pursuant to any agreement with United States Steel under
Section 3.03(f) of this Agreement, Marathon shall make a cash remittance to a Tax Authority to obtain the jurisdiction of a United States district court, the United States Court of Federal Claims, or a state court in any Tax Proceeding relating to a Tax described in this Agreement.

         (d) The parties may agree that, to the extent permitted by law, any payment to a Tax Authority with respect to a Tax of the USX Consolidated Group for a Pre-Distribution Period required to be paid by Marathon pursuant to Section 5.01 shall be allocated between the parties and that each party shall pay directly to the Tax Authority its share (as determined under this Agreement) of such Tax. Any payment by United States Steel pursuant to this Section 5.01(d) shall, to the extent of such payment, relieve Marathon's obligation to make a payment pursuant to
Section 5.01 of this Agreement and satisfy United States Steel's payment obligation under Section 5.02 of this Agreement.

         SECTION 5.02. Allocation of Tax Payments Between the Groups.

         (a) United States Steel Estimated Tax Payments.

                  (i) No later than 20 Calendar Days prior to the due date (including all applicable and valid extensions), Marathon shall send to United States Steel a statement of any estimated tax liability owed to a Tax Authority by the USX Consolidated Group for any Pre-Distribution Period, including a statement of United States Steel's allocable share, as determined under the principles of Article 4 of this Agreement, of such estimated tax liability.

                  (ii) No later than two Business Days prior to the due date (including all applicable and valid extensions), United States Steel shall pay to Marathon, or Marathon shall pay to United States Steel, as appropriate, an amount equal to the difference, if any, between United States Steel's allocable share of the estimated tax liability and the aggregate amount of any installment payments previously made by the United States Steel Stock Group or the United States Steel Tax Group with respect to such taxable period.

                  (iii) No later than two Business Days following the due date (including all applicable and valid extensions), Marathon shall provide United States Steel with a copy of the electronic transmittal record or other proof that payment of the estimated tax liability was made to the Tax Authority.

                  (iv) United States Steel may invoke Dispute Resolution with respect to a disagreement over any payments required under Section 5.02(a)(ii) of this Agreement only after it has paid to Marathon any such amounts.

         (b) United States Steel End-Of-Year Tentative Tax Payment.

                  (i) No later than 20 Calendar Days prior to the due date, Marathon shall send to United States Steel an IRS Form 7004 of the USX Consolidated Group and a statement of United States Steel's allocable share, as determined under the principles of Article 4 of this Agreement, of any tentative tax liability shown on such Form 7004. No later than 20 Calendar Days prior to the due date, Marathon shall send to United States Steel any tentative or estimated State Tax Returns for each tentative Combined State Tax liability of the USX Consolidated Group and a statement of United States Steel's allocable share of any tentative tax liability shown on such filing as determined under the principles of Article 4 of this Agreement.

                  (ii) No later than two Business Days prior to the due date, United States Steel shall pay to Marathon, or Marathon shall pay to United States Steel, as appropriate, an amount equal to the difference, if any, between United States Steel's allocable share of the tentative tax liability and the aggregate amount of the estimated installment payments previously made by the United States Steel Stock Group or the United States Steel Tax Group with respect to such taxable period.

                  (iii) United States Steel may invoke Dispute Resolution with respect to a disagreement over any payments required under Section 5.02(b)(ii) of this Agreement only after it has paid to Marathon any such amounts.

         (c) United States Steel Final Tax Payment.

                  (i) No later than 20 Calendar Days prior to the due date (including all applicable and valid extensions), Marathon shall send to United States Steel a final Consolidated Federal Income Tax Return (an IRS Form 1120) of the USX Consolidated Group and a statement of United States Steel's allocable share, as determined under the principles of Article 4 of this Agreement, of any resulting tax liability. No later than 15 Calendar Days prior to the due date (including all applicable and valid extensions), Marathon shall send to United States Steel a final Combined State Tax Return for each Combined State Tax liability of the USX Consolidated Group and a statement of United States Steel's allocable share, as determined under the principles of Article 4 of this Agreement, of any resulting tax liability.

                  (ii) No later than two Business Days prior to the due date (including all applicable and valid extensions) for any Tax Return described in Section 5.02(c)(i), United States Steel shall pay to Marathon, or Marathon shall pay to United States Steel, as appropriate, an amount equal to the difference, if any, between the United States Steel's allocable share of the tax liability as determined by Marathon and the aggregate amount of the estimated installment payments previously made by the United States Steel Stock Group or the United States Steel Tax Group, including any end-of-year tentative tax payment or refund with respect to such taxable period pursuant to Section 5.02(b)(ii) of this Agreement.

                  (iii) United States Steel may invoke Dispute Resolution with respect to a disagreement over any payments required under Section 5.02(c)(ii) of this Agreement only after it has paid to Marathon any such amounts.

         (d) Other Tax Payments.

                  (i) In the event that United States Steel requests pursuant to Section 5.01(b) of this Agreement, that Marathon make a cash remittance to a Tax Authority to stop the running of interest in whole or in part, United States Steel shall pay to Marathon the full amount that United States Steel has requested Marathon remit to such Tax Authority no later than two Business Days prior to the date on which Marathon will make such remittance to such Tax Authority. If United States Steel fails to make such payment to Marathon as provided above, Marathon need not make the requested remittance to the Tax Authority.

                  (ii) In the event that United States Steel and Marathon agree pursuant to Section 3.03(f) of this Agreement to obtain the jurisdiction of a United States district court, the United States Court of Federal Claims, or a state court in any Tax Proceeding, and a payment is required pursuant to Section 5.01(c) of this Agreement, then no later than two Business Days prior to the date on which Marathon shall make such remittance, United States Steel shall pay to Marathon its appropriate share of the remittance. For purposes of this Section 5.03(d)(ii), the parties shall use reasonable efforts to agree on the amount of each party's appropriate share of such remittance; provided that, if no agreement as to United States Steel's appropriate share is reached five Business Days prior to the date on which Marathon will make such remittance to the Tax Authority, Marathon shall determine United States Steel's appropriate share based on the ratio of the tax liability relating to Tax Items generated by, or allocated to, the United States Steel Stock Group that will be litigated to the total tax liability of the USX Consolidated Group that will be litigated. United States Steel may invoke Dispute Resolution with respect to a disagreement over any payment required under this Section 5.02(d)(ii) only after it has paid to Marathon any such amounts.

         (e) Treatment of Adjustments to Taxes, Interest, and Penalties.

                  (i) Adjustments to Federal Taxes or Combined State Taxes.

                           (A) Payment Obligation.

         If any adjustment is made in a Tax Return relating to Federal Taxes or Combined State Taxes of the USX Consolidated Group, after the filing thereof, then within 30 Calendar Days of the time of a Final Determination of such adjustment, United States Steel shall pay to Marathon, or Marathon shall pay to United States Steel, as the case may be and as appropriate, the difference between (1) all payments made, net of all refunds or recoupments received, by United States Steel in accordance with the principles of this Section 5.02 for the taxable period covered by such Tax Return, and (2) the amount of Tax that is allocable to United States Steel in accordance with the principles of Article 4 of this Agreement for the taxable period covered by such Tax Return taking such adjustment into account when redetermining the tax allocation. In the event that Tax is owed to a Tax Authority following receipt of a Final Determination, United States Steel may invoke Dispute Resolution with respect to a disagreement over any payment required under this Section 5.02(e)(i)(A) only after it has paid to Marathon any such amounts.

                           (B) Refunds Received Prior to Final Determination.

         In the event that an amended Tax Return, claim for refund, or tentative carryback adjustment (including, without limitation, any Consolidated Federal Tax Returns, Combined State Tax Returns, IRS Form 1139, or comparable form of any Tax Authority) is filed with respect to Tax Items of the United States Steel Stock Group or the United States Steel Tax Group pursuant to Section 3.02(b)(iii) of this Agreement and a refund is received prior to a Final Determination with respect to such amended Tax Return (such as in the case of a refund pursuant to an IRS Form 1139), Marathon shall pay such refund to United States Steel no later than two Business Days following receipt of such refund from the Tax Authority; except that, if (1) the amended Tax Return, claim for refund, or tentative carryback adjustment is not supported by a written opinion of outside tax counsel or a nationally recognized accounting firm indicating that the positions shown on such amended Tax Return, claim for refund, or tentative carryback adjustment should prevail if litigated, and (2) United States Steel does not have an investment grade credit rating at the time when such refund is received from the Tax Authority, then either (I) United States Steel shall provide some form of credit enhancement acceptable to Marathon in which case Marathon shall pay the refund to United States Steel no later than two Business Days after receipt of the credit enhancement agreed upon by the parties, or (II) Marathon shall place the refund received from the Tax Authority into an escrow account for the benefit of United States Steel, the principal and earnings of which will be applied towards any liability resulting from a disallowance of, in whole or in part, the amended Tax Return, claim for refund, or tentative carryback adjustment and the excess will be distributed to United States Steel at such time as a Final Determination of the amended Tax Return, claim for refund, or tentative carryback adjustment is received.

                           (C) Refunds Received By United States Steel.

         In the event that United States Steel receives a refund from a Tax Authority relating to a Tax Return of the USX Consolidated Group, United States Steel shall notify Marathon of such refund no later than two Business Days following its receipt. No later than five Business Days following notification that such refund has been received by United States Steel, Marathon shall send to United States Steel a statement of the allocation of such refund between the parties. United States Steel shall pay Marathon's share of such refund to Marathon no later than two Business Days following receipt of such statement from Marathon. United States Steel may invoke Dispute Resolution with respect to a disagreement over any payment required under this Section 5.02(e)(i)(C) only after it has paid to Marathon any such amounts.

                  (ii) Interest Resulting from Adjustments to Taxes.

                           (A) Interest Owed To or Received From a Tax
Authority.

         If any interest is to be paid to a Tax Authority, or is received from a Tax Authority, as a result of an adjustment to the USX Total Liability shown on a Tax Return of the USX Consolidated Group for any Pre-Distribution Period, such interest shall be allocated between the United States Steel Stock Group and the Marathon Stock Group by applying the applicable statutory rate to each Group's incremental tax liability or refund. No later than five Business Days prior to the date on which Marathon will make a payment relating to such interest to the relevant Tax Authority, Marathon shall notify United States Steel of (1) such planned date, and (2) its appropriate share of such remittance.

                           Example.

                           In the year at issue, a deficiency of Tax of $100 is determined for the USX Consolidated Group attributable to a Tax Item of the United States Steel Stock Group. Taking into account any payments made by the United States Steel Stock Group that offset such deficiency and the timing of such payments, the United States Steel Stock Group shall be allocated liability for all interest payments due and owing as a result of the $100 deficiency.

                           (B) Overpayments and Underpayments.

         To the extent that a Group's payments with respect to a Tax Return of the USX Consolidated Group exceed its allocable share of the adjusted Total USX Liability, and the other Group's payments with respect to such Tax Return are less than its allocable share of the adjusted Total USX Liability, the Group that has overpaid shall be compensated for the benefit derived from the use of such overpayment by the other Group. The interest rate utilized for purposes of calculating the amount of the compensatory payment shall be the average of the overpayment and underpayment rates published pursuant to Sections 6621(a)(1) (the overpayment rate) and 6621(a)(2) (the underpayment rate) of the Code for such period.

                           (C) United States Steel Interest Payment
Obligation.

         United States Steel shall pay to Marathon (1) United States Steel's Section 5.02(e)(ii)(A) allocable share of any interest owed to a Tax Authority no later than two Business Days prior to the date on which Marathon will make a payment of such interest to the relevant Tax Authority and (2) the amount of any interest that United States Steel owes Marathon under Section 5.02(e)(ii)(B) no later than 30 Calendar Days subsequent to a Final Determination of the tax liability to which such interest is attributable. United States Steel may invoke Dispute Resolution with respect to a disagreement over any payment required under this Section 5.02(e)(ii) only after it has paid to Marathon any such amounts.

                           (D) Marathon Interest Payment Obligation.

         Marathon shall pay to United States Steel (1) United States Steel's Section 5.02(e)(ii)(A) allocable share of any interest received from a Tax Authority no later than two Business Days subsequent to the date on which such refund is received (provided that Marathon's obligation to pay such interest shall be subject to Section 5.02(e)(i)(B) of this Agreement) and (2) the amount of any interest that Marathon owes United States Steel under Section 5.02(e)(ii)(B) of this Agreement no later than 30 Calendar Days subsequent to a Final Determination of the tax liability to which such interest is attributable.

                  (iii) Penalties Owed to a Tax Authority.

                           (A) Penalties Associated With a Particular Tax
Item.

         In the event that a Penalty is successfully asserted by a Tax Authority with respect to a Tax Return of the USX Consolidated Group and such Penalty is associated with a Tax Item of a particular Group or a Tax Item allocated to a particular Group under this Agreement, then such Group shall be allocated such Penalty. No later than five Business Days prior to the date planned for payment of a Penalty under this section, Marathon shall notify United States Steel of (1) such planned date, and (2) its appropriate share of such payment.

                           (B) Penalties Not Associated With A Tax Item.

         In the event that a Penalty is successfully asserted by a Tax Authority with respect to a Tax Return of the USX Consolidated Group and such Penalty is not associated with a specific Tax Item, then Marathon shall determine United States Steel's appropriate share based on the ratio of the adjustments as Finally Determined with respect to Tax Items generated by, or allocated to, the United States Steel Stock Group to the total of all such Finally Determined adjustments shown on such Tax Return which provides the basis for the Penalty. No later than five Business Days prior to the date planned for payment of a Penalty under this section, Marathon shall notify United States Steel of (1) such planned date, and (2) its appropriate share of such payment.

                           (C) Penalties for Failure to Take Required
Action.

         In the event that a Penalty is successfully asserted by a Tax Authority as a result of a failure to file a Tax Return or pay estimated Taxes by the USX Consolidated Group, the Group with responsibility for filing such Tax Return or paying such estimated Taxes under this Agreement shall be allocated the Penalty. In the event that a Penalty is successfully asserted by a Tax Authority as a result of a failure to file a Tax Return or pay estimated Taxes by the USX Consolidated Group prior to the Distribution, such Penalty shall be allocated 35 percent to United States Steel and 65 percent to Marathon.

                           (D) United States Steel Penalty Payment
Obligation.

         United States Steel shall pay Marathon the amount of any Penalty allocated to it under this Section 5.02(e)(iii) no later than two Business Days prior to the date on which Marathon will make a payment relating to such Penalty to the relevant Tax Authority. United States Steel may invoke Dispute Resolution with respect to a disagreement over any payment required under this Section 5.02(e)(iii) only after it has paid to Marathon any such amounts.

         SECTION 5.03. Payment For Use of Group's Tax Attributes.

         (a) Utilization of Tax Attributes.

                  (i) Pre-Distribution Estimated Benefit Payment.

         Prior to the effective time of the Distribution, the Marathon Stock Group will have paid (through a debt allocation as provided under the then-existing tax allocation policy) to the United States Steel Stock Group the estimated amount, discounted as described below, of the payment, if any, that would have been made by Marathon to United States Steel under
Section 5.03(a)(ii) with respect to Federal Income Taxes of the USX Consolidated Group for the 2001 tax year. The amount of such payment will have been determined under the following principles:

                           (A) The amount of such payment will have
reflected the best estimate of the tentative liability for 2001 Federal Income Taxes for the USX Consolidated Group.

                           (B) The amount of the payment will have been
discounted back from the date such payment would have otherwise been due absent this Section 5.03(a)(i) to the Distribution Date, using a short-term, after-tax interest rate of 4%.

Any subsequent payments between Marathon and United States Steel described in this Section 5.03 shall take into account the undiscounted amount of the payment made under this Section 5.03(a)(i).

                  (ii) Utilization of Tax Attributes in Pre-Distribution
Periods.

         Upon the Effective Realization by any member of the Marathon Stock Group of the benefit attributable to a Tax Attribute generated by, or allocated to, the United States Steel Stock Group or the United States Steel Tax Group, Marathon shall pay to United States Steel an amount equal to the benefit received by the Marathon Stock Group on the date of Effective Realization thereof taking into account the sum of any payment made by Marathon pursuant to Section 5.03(a)(i) and the discount used in computing the amount of such payment. Upon the Effective Realization by any member of the United States Steel Stock Group of the benefit attributable to a Tax Attribute generated by, or allocated to, the Marathon Stock Group, United States Steel shall pay to Marathon an amount equal to the benefit received by the United States Steel Stock Group on the date of Effective Realization thereof. For purposes of this Section 5.03(a)(ii), the amount of the benefit Effectively Realized is determined under Section 4.02(a)(ii)(D) or Section 4.02(b)(ii) of this Agreement, as the case may be.

                  (iii) Utilization of Tax Attributes in Post-Distribution Periods.

         Upon the Effective Realization by any member of the Marathon Tax Group of the benefit attributable to a Tax Attribute generated by, or allocated to, the United States Steel Stock Group or the United States Steel Tax Group, Marathon shall pay to United States Steel, on the date of Effective Realization thereof, an amount equal to the benefit received by the Marathon Tax Group. Upon the Effective Realization by any member of the United States Steel Tax Group of the benefit attributable to a Tax Attribute generated by, or allocated to, the Marathon Stock Group, United States Steel shall pay to Marathon, on the date of Effective Realization thereof, an amount equal to the benefit received by the United Stated Steel Tax Group. For purposes of this Section 5.03(a)(iii), the amount of a benefit Effectively Realized by a Group equals the difference between (A) the tax liability of the Group taking into account utilization of the Tax Attribute generated by, or allocated to, the other Group and (B) the tax liability of the Group without utilizing the Tax Attribute of the other Group.

         (b) True-Up Payments.

                  (i) To the extent that any member of the Marathon Stock Group or the Marathon Tax Group Effectively Realizes, or has Effectively Realized under a prior tax allocation policy or agreement, the benefit attributable to a Tax Attribute generated by, or allocated to, the United States Steel Stock Group or United States Steel Tax Group (including a benefit determined under a prior application of this Section 5.03(b)) and there is an adjustment affecting the utilization of such Tax Attribute subsequent to such Effective Realization, the amount of the benefit Effectively Realized shall be redetermined, and United States Steel shall pay Marathon for any decrease, or Marathon shall pay United States Steel for any increase as the case may be, in the amount of the benefit Effectively Realized by the Marathon Stock Group or the Marathon Tax Group.

                  (ii) To the extent that any member of the United States Steel Stock Group or United States Steel Tax Group Effectively Realizes, or has Effectively Realized under a prior tax allocation policy or agreement, the benefit attributable to a Tax Attribute generated by, or allocated to, the Marathon Stock Group or the Marathon Tax Group (including a benefit determined under a prior application of this Section 5.03(b)) and there is an adjustment affecting the utilization of such Tax Attribute subsequent to such Effective Realization, the amount of the benefit Effectively Realized shall be redetermined, and Marathon shall pay United States Steel for any decrease, or United States Steel shall pay Marathon for any increase as the case may be, in the amount of the benefit Effectively Realized by the United States Steel Stock Group or the United States Steel Tax Group.

                  (iii) The amount of the payment under Sections 5.03(b)(i) and 5.03(b)(ii) of this Agreement (a "True-Up Payment") shall be the difference between (A) the benefit Effectively Realized by the Group prior to the adjustment and (B) the adjusted benefit Effectively Realized by such Group as determined under Article 4 of this Agreement following the adjustment.

         (c) Notwithstanding Sections 5.03(a) and 5.03(b) of this
Agreement, Marathon shall not be obligated to pay United States Steel any amount Effectively Realized in a Post-Distribution Period relating to Tax Attributes generated by, or allocated to, the United States Steel Stock Group with respect to State Taxes.

         SECTION 5.04. Failure to Meet Time Requirements.

         Without limiting the generality of Section 12.04(b) of this Agreement, no failure or delay by any party in taking any action pursuant to this Article 5, including the provision of any Tax Return or the making of any payment, shall operate as a waiver of any right, power, or privilege hereunder. Without limiting the generality of Section 12.05 of this Agreement, the remedy for any such failure or delay shall be limited to the actual damages suffered as a result of such failure or delay, including interest as provided in Section 10.03 of this Agreement for any late payments.

                                 ARTICLE VI

            CERTAIN REPRESENTATIONS AND COVENANTS IN CONNECTION
                            WITH THE SEPARATION

         SECTION 6.01. Representations of Marathon Tax Group.

         Marathon and each other member of the Marathon Tax Group represent to United States Steel and each member of the United States Steel Tax Group that, as of the date of this Agreement, there is no plan or intention to
(i) liquidate Marathon or its wholly-owned subsidiary, Marathon Oil Company ("MOC"), (ii) sell or otherwise dispose of the assets of Marathon, MOC, or any other member of the Marathon Tax Group subsequent to the Distribution, except in the ordinary course of business, or to merge Marathon with another entity other than mergers occurring in connection with an acquisition by Marathon in pursuance of the business purpose discussed in the Ruling and Ruling Documents, (iii) take any action inconsistent with the information and representations furnished by USX in connection with the Ruling, (iv) purchase stock of Marathon other than in accordance with the requirements of Revenue Procedure 96-30 and in conformity with the representations furnished by Marathon in connection with the Ruling, or (v) enter into any negotiations, agreements or arrangements with respect to transactions or events (including, without limitation, stock issuances, pursuant to the exercise of options or otherwise, option grants, capital contributions or acquisitions, or a series of such transactions or events) that may cause the Distribution to be treated under Section 355(e) of the Code as part of a plan pursuant to which one or more persons acquire, directly or indirectly, stock of Marathon or United States Steel representing a "50-percent or greater interest" therein within the meaning of Section 355(d)(4) of the Code.

         SECTION 6.02. Representations of United States Steel Tax Group.

         United States Steel and each other member of the United States Steel Tax Group represent to Marathon and each member of the Marathon Tax Group that, as of the date of this Agreement, there is no plan or intention to (i) liquidate United States Steel, (ii) sell or otherwise dispose of the assets of United States Steel or any other member of the United States Steel Tax Group subsequent to the Distribution, except in the ordinary course of business, or to merge United States Steel with another entity other than mergers occurring in connection with an acquisition by United States Steel in pursuance of the business purpose discussed in the Ruling and Ruling Documents, (iii) take any action inconsistent with the information and representations furnished by USX in connection with the Ruling, (iv) purchase stock of United States Steel other than in accordance with the requirements of Revenue Procedure 96-30 and in conformity with the representations furnished by United States Steel in connection with the Ruling, or (v) enter into any negotiations, agreements or arrangements with respect to transactions or events (including, without limitation, stock issuances, pursuant to the exercise of options or otherwise, option grants, capital contributions or acquisitions, or a series of such transactions or events) that may cause the Distribution to be treated under Section 355(e) of the Code as part of a plan pursuant to which one or more persons acquire, directly or indirectly, stock of Marathon or United States Steel representing a "50-percent or greater interest" therein within the meaning of Section 355(d)(4) of the Code.

         SECTION 6.03. Representations of Marathon Tax Group and United States Steel Tax Group regarding USX Shareholders.

         Marathon and each other member of the Marathon Tax Group and United States Steel and each other member of the United States Steel Tax Group represent that it is not aware of any plan or intention by any five percent USX Shareholder and, to its best knowledge, is not aware of any plan or intention on the part of any particular remaining USX Shareholder or USX securityholder to sell, exchange, transfer by gift, or otherwise dispose of any of their stock in, or securities of, Marathon or United States Steel after the Distribution other than the redemption of the 6.5% preferred stock of USX and the Quarterly Income Preferred Securities in connection with the Distribution.

         SECTION 6.04. Marathon Tax Group Covenants.

         Marathon and each other member of the Marathon Tax Group covenant to United States Steel and each member of the United States Steel Tax Group that (i) during the Two-Year Period, Marathon shall continue the active conduct of a trade or business, within the meaning of Section 355 of the Code and the regulations promulgated thereunder, that had been conducted throughout the five-year period prior to the Distribution, (ii) during the Two-Year Period, Marathon and MOC shall not liquidate, (iii) during the Two-Year Period, Marathon shall not sell, exchange, distribute, or otherwise dispose of the assets of Marathon, MOC or any other member of the Marathon Tax Group, except in the ordinary course of business, and shall not merge Marathon with another entity other than mergers occurring in connection with an acquisition by Marathon in pursuance of the business purpose discussed in the Ruling and Ruling Documents, (iv) no member of the Marathon Tax Group shall purchase stock of Marathon, other than in accordance with Revenue Procedure 96-30 and in conformity with the representations furnished by Marathon in connection with the Tax Ruling, and (v) on or after the Distribution Date, Marathon shall not enter into any transaction or make any change in equity structure (including without limitation, stock issuances, pursuant to the exercise of options or otherwise, option grants, capital contributions or acquisitions, or a series of such transactions or events) that may cause the Distribution to be treated under Section 355(e) of the Code as part of a plan pursuant to which one or more persons acquire, directly or indirectly, stock of Marathon or United States Steel representing a "50-percent or greater interest" therein within the meaning of Section 355(d)(4) of the Code.

         SECTION 6.05. United States Steel Tax Group Covenants.

         United States Steel and each other member of the United States Steel Tax Group covenant to Marathon and each member of the Marathon Tax Group that (i) during the Two-Year Period, United States Steel shall continue the active conduct of a trade or business, within the meaning of
Section 355 of the Code and the regulations promulgated thereunder, that had been conducted throughout the five-year period prior to the Distribution, (ii) during the Two-Year Period, United States Steel shall not liquidate, (iii) during the Two-Year Period, United States Steel shall not sell, exchange, distribute, or otherwise dispose of the assets of United States Steel or any other member of the United States Steel Tax Group, except in the ordinary course of business, and shall not merge United States Steel with another entity other than mergers occurring in connection with an acquisition by United States Steel in pursuance of the business purpose discussed in the Ruling and Ruling Documents, (iv) no member of the United States Steel Tax Group shall purchase stock of United States Steel, other than in accordance with Revenue Procedure 96-30 and in conformity with the representations furnished by United States Steel in connection with the Tax Ruling, and (v) on or after the Distribution Date, United States Steel shall not enter into any transaction or make any change in equity structure (including without limitation, stock issuances, pursuant to the exercise of options or otherwise, option grants, capital contributions or acquisitions, or a series of such transactions or events) that may cause the Distribution to be treated under Section 355(e) of the Code as part of a plan pursuant to which one or more persons acquire, directly or indirectly, stock of Marathon or United States Steel representing a "50-percent or greater interest" therein within the meaning of Section 355(d)(4) of the Code.

                                ARTICLE VII

                                INDEMNITIES

         SECTION 7.01. Indemnification of Marathon Tax Group by United States Steel Tax Group.

         United States Steel and each other member of the United States Steel Tax Group shall jointly and severally indemnify Marathon and each other member of the Marathon Tax Group against and hold them harmless from:

         (a) liability for Taxes allocated to any member of the United States Steel Stock Group under Article 4 of this Agreement, including, but not limited to, Taxes relating to (i) the Distribution or the Holding Company Reorganization, and (ii) the sale of the Delhi Stock Group or adjustments to Tax Items allocated to entities within the Delhi Stock Group;

         (b) liability for Taxes attributable to any member of the United States Steel Tax Group relating to any taxable period; and

         (c) liability for any interest or Penalty allocated to United States Steel under Article 5 of this Agreement.

         SECTION 7.02. Indemnification of United States Steel Tax Group by Marathon Tax Group.

         Marathon and each other member of the Marathon Tax Group shall jointly and severally indemnify United States Steel and each other member of the United States Steel Tax Group against and hold them harmless from:

         (a) liability for Taxes allocated to any member of the Marathon Stock Group under Article 4 of this Agreement, including, but not limited to, Taxes relating to (i) the Distribution or the Holding Company
Reorganization, and (ii) the sale of the Delhi Stock Group or adjustments to Tax Items allocated to entities within the Delhi Stock Group;

         (b) liability for Taxes attributable to any member of the Marathon Tax Group relating to any taxable period; and

         (c) liability for any interest or Penalty allocated to Marathon under Article 5 of this Agreement.

         SECTION 7.03. Mutual Indemnification for Failure to Pay.

         Each member of the Marathon Tax Group shall jointly and severally indemnify each member of the United States Steel Tax Group, and their respective directors, officers and employees, and hold them harmless from and against any Tax or loss that is attributable to, or results from the failure of any member of the Marathon Tax Group to make any payment required to be made under this Agreement. Each member of the United States Steel Tax Group shall jointly and severally indemnify each member of the Marathon Tax Group and their respective directors, officers and employees, and hold them harmless from and against any Tax or loss that is attributable to, or results from, the failure of any member of the United States Steel Tax Group to make any payment required to be made under this Agreement.

         SECTION 7.04. Mutual Indemnification for Inaccurate or Incomplete Information.

         Each member of the Marathon Tax Group shall jointly and severally indemnify each member of the United States Steel Tax Group and their respective directors, officers and employees, and hold them harmless from and against any Tax or loss attributable to the negligence of any member of the Marathon Tax Group in supplying any member of the United States Steel Tax Group with inaccurate or incomplete information (including estimates), in connection with the preparation of any Tax Return or with respect to any Tax Proceeding. Each member of the United States Steel Tax Group shall jointly and severally indemnify each member of the Marathon Tax Group and their respective directors, officers and employees, and hold them harmless from and against any Tax or loss attributable to the negligence of any member of the United States Steel Tax Group in supplying any member of the Marathon Tax Group with inaccurate or incomplete information (including estimates), in connection with the preparation of any Tax Return or with respect to any Tax Proceeding.

         SECTION 7.05. Additional Indemnity Amounts.

         Each party with indemnification obligations under Sections 7.01, 7.02, 7.03, or 7.04 of this Agreement (an "Indemnitor") shall also pay to each party that is indemnified by such Indemnitor under such provision (an "Indemnitee") all liabilities, losses, damages, assessments, settlements, judgments, costs or properly documented expenses (including, without limitation, expenses of investigation and attorneys' fees and expenses) arising out of or incident to the imposition, assessment or assertion of any liabilities or damage described in such provision, including, without limitation, those incurred in the contest in good faith in appropriate proceedings relating to the imposition, assessment or assertion of any such liability or damage.

         SECTION 7.06. Notice of Claim.

         The Indemnitee agrees to give prompt notice to the Indemnitor of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under Sections 7.01, 7.02, 7.03, 7.04, and 7.05 of this Agreement.

         SECTION 7.07. Discharge of Indemnity.

         An Indemnitor shall discharge its indemnification obligations by paying all amounts specified in Sections 7.01, 7.02, 7.03, 7.04, or 7.05 of this Agreement within 30 Calendar Days of demand therefore. After a Final Determination of an obligation for which an Indemnitee is to be indemnified, the Indemnitee shall send a statement to the Indemnitor showing the amount, if any, due under such provisions. Calculation of the amounts specified in Sections 7.01 and 7.02 of this Agreement shall be in accordance with the principles of Article 4 of this Agreement. An Indemnitor may dispute in good faith the fact or the amount of any indemnification obligation under Sections 7.01, 7.02, 7.03, 7.04 or 7.05 of this Agreement pursuant to the Dispute Resolution mechanism provided in
Section 11.01 of this Agreement.

                                ARTICLE VIII

                       COMMUNICATIONS AND COOPERATION

         SECTION 8.01.  Consult and Cooperate.

         Marathon and United States Steel shall consult and cooperate fully (and shall cause their respective affiliates to cooperate fully) at such time and to the extent reasonably requested by a party to this Agreement in connection with all matters subject to this Agreement. The cooperation under this Section 8.01 shall include, without limitation:

         (a) the provision on reasonable request of any information (including, without limitation, any books, records, documentation or other information) pertaining to Tax matters relating to the Marathon Stock Group and the United States Steel Stock Group, any necessary explanations of information, and access to personnel, until the expiration of the applicable statute of limitation (giving effect to any extension, waiver, or mitigation thereof);

         (b) the execution, acknowledgement and delivery of any instrument or document that may be necessary or helpful in connection with (A) any Tax Return, (B) any Tax Proceeding or other litigation, investigation or action, or (C) the carrying out of the parties' respective obligations under this Agreement;

         (c) the use of the parties' reasonable efforts to obtain any documentation from a Tax Authority, another governmental authority or another third party that may be necessary or helpful in connection with the foregoing;

         (d) the retention of Tax Records as set forth in Section 9.02 of this Agreement; and

         (e) the assistance of the parties in the preparation of any Tax Returns described in Sections 3.02(a)(i) and 3.02(b) of this Agreement.

         SECTION 8.02. Provide Information.

         Marathon and United States Steel shall keep one another fully informed with respect to any material developments relating to the matters subject to this Agreement.

                                 ARTICLE IX

                                TAX RECORDS

         SECTION 9.01. Ownership of Tax Records.

         Ownership of all books, records, documentation, or other information relating to any Tax Return or Tax Proceeding of the USX Consolidated Group shall be determined in accordance with Section 11.1 of the Agreement and Plan of Reorganization.

         SECTION 9.02. General Tax Records Retention Policy.

         (a) Marathon and United States Steel shall, and shall cause their respective affiliates to, retain and provide on reasonable demand books, records, documentation, or other information relating to any Tax Return or Tax Proceeding, until the later of (i) the expiration of the applicable statute of limitations (after giving effect to any extension, waiver, or mitigation thereof) and (ii) in the event that any claim is made under this Agreement or by any Tax Authority for which such information is relevant, the receipt of a Final Determination with respect to such claim.

         (b) The following categories of documents shall be retained for the periods (in years) outlined below.


    Functional Description of Records                         Retention Period
                                                                   (years)

Federal Income Tax Returns, Audits, Tax Balance Sheets,
and Supporting Data and Schedules                                 Permanent
Correspondence Files Relating to Federal
Tax Settlements, Claims, Legislation, Decisions,
Accounting Instructions, etc.                                         10
Foreign Taxes                                                     Permanent
State Income and Franchise Taxes
    Returns, Certificates, and Supporting Data and Schedules          25
    Licenses                                                           6
    Audits and General Correspondence                                 25
State Sales, Use and Similar Taxes
    Returns, Certificates, and Supporting Data and Schedules           7
    Audits and General Correspondence                                 10
Ad Valorem Taxes
    Tax Receipts and Payments                                         50
    All Other Ad Valorem                                              15
Unemployment Compensation -- Company
    Returns and Associated Supporting Data and Schedules               8
    Audits, Claims, Charges, and General Correspondence                8
Federal Income and FICA Withholding -- Employees
    Returns                                                           15
    Information Returns                                                6
    Correspondence                                                     6
State and City Withholding
    Returns                                                            6
    Correspondence                                                     6
Tax Review Files
    Pension Programs                                                  50
    Acquisitions, Mergers, Liquidations, and Joint Ventures           50
    Insurance, Incentive and Similar Plans                            15
    All Other, Including Leases, Service Contracts, Timber            25
    and Mineral Rights, etc.
General Tax Division Subject Files                                    10
Tax Exemption Certificates from Customers
         Blanket Type                                         4 years after
                                                                 last usage
         Single Sale Type (unit)                            4 years after usage

         SECTION 9.03.  Exceptions to Duty to Provide Records.

         (a) Notwithstanding any other provision of this Agreement, no member of the Marathon Tax Group shall be required to provide any member of the United States Steel Tax Group access to or copies of (i) any tax information as to which any member of the Marathon Tax Group is entitled to assert the protection of any evidentiary privilege, including, but not limited to, the attorney-client privilege and the attorney work product doctrine, or (ii) any tax information as to which any member of the Marathon Tax Group is subject to an obligation to maintain the confidentiality of such information. Marathon shall use reasonable efforts to separate any such information from any other information to which United States Steel is entitled to access or to which United States Steel is entitled to copy under this Agreement, to the extent consistent with preserving its rights under this Section 9.03(a).

         (b) Notwithstanding any other provision of this Agreement, no member of the United States Steel Tax Group shall be required to provide any member of the Marathon Tax Group access to or copies of (i) any tax information as to which any member of the United States Steel Tax Group is entitled to assert the protection of any evidentiary privilege, including, but not limited to, the attorney-client privilege and the attorney work product doctrine, or (ii) any tax information as to which any member of the United States Steel Tax Group is subject to an obligation to maintain the confidentiality of such information. United States Steel shall use reasonable efforts to separate any such information from any other information to which Marathon is entitled to access or to which Marathon is entitled to copy under this Agreement, to the extent consistent with preserving its rights under this Section 9.03(b).

                                 ARTICLE X

                                  PAYMENTS

         SECTION 10.01. Procedure for Making Payments.

         All payments to be made under this Agreement shall be made in immediately available funds.

         SECTION 10.02. Tax Consequences of Payments.

         (a) For all tax purposes and notwithstanding any other provision of this Agreement, to the extent permitted by applicable law, the parties hereto shall treat any payment made pursuant to this Agreement (other than an interest payment) as a capital contribution or dividend distribution, as the case may be, immediately prior to the Distribution Date and, accordingly, as not includible in the taxable income of the recipient.

         (b) If, as a result of a Final Determination, it is determined that the receipt or accrual of any payment made under this Agreement results in any increased tax liability or reduction of any Tax Attribute of the recipient of such payment, the payor shall pay to the recipient an amount (the "After-Tax Amount") equal to the sum of (i) any increase in the Taxes of the recipient as a result of receiving the payment from the payor (which shall itself be grossed up to take into account such payment, if applicable) and (ii) any interest or Penalty attributable to such increased tax liability or to the reduction of such Tax Attribute. The payor shall not be required to pay the After-Tax Amount to the extent (1) the payor does not receive a deduction for such payment, or (2) the recipient obtains a deduction corresponding to the payment.

         SECTION 10.03. Interest.

         Payments made pursuant to this Agreement that are not made within the period prescribed in this Agreement, or if no period is prescribed within 15 Calendar Days after demand for payment is made (the "Payment Period"), shall bear interest for the period from and including the date immediately following the last Business Day of the Payment Period through and including the date of payment at a rate equal to the rate for underpayments under Code Section 6621(a)(2), without regard to the large corporate underpayment rate provided in Code Section 6621(c). Such interest shall be calculated on the basis of the actual number of days for which due.

                                 ARTICLE XI

                                  DISPUTES

         SECTION 11.01. Dispute Resolution.

         In the event that Marathon, on the one hand, and United States Steel, on the other hand, disagree as to the amount or calculation of any payment to be made under this Agreement, or the interpretation or application of any provision under this Agreement, the parties shall attempt in good faith to resolve such dispute (the "Dispute"). The parties shall escalate the Dispute through the executive chain of command, such that if the chief tax officers are unable to resolve the Dispute within ten Calendar Days, the chief financial officers will attempt to resolve the Dispute. If such Dispute is not resolved by the chief financial officers within 30 Calendar Days following the commencement of the Dispute, each of United States Steel and Marathon shall have the right to submit such Dispute to arbitration in accordance with the procedures set forth in this
Section 11.01. Resolution of any and all such Disputes ("Dispute Resolution") shall be exclusively governed by and settled in accordance with the provisions of this Section 11.01; provided that nothing contained herein shall preclude either party from seeking or obtaining injunctive relief or equitable or other judicial relief to enforce this Section 11.01.

         United States Steel or Marathon (each, a "Party") may commence proceedings hereunder by delivering a written notice (the "Demand") to the other Party providing a reasonable description of the Dispute to the other and expressly requesting resolution hereunder. In the event that a Dispute involves the amount of a payment under this Agreement, the Party with the payment obligation shall make such payment before commencing arbitration under this Section.

         Following delivery of the Demand, Marathon and United States Steel shall jointly retain a tax attorney or certified public accountant that is a member of a nationally recognized law firm or nationally recognized accounting firm or a tax professor at an accredited law school (the "Arbitrator") to resolve the Dispute. In the event that the Parties are unable to agree on an Arbitrator, the Dispute shall be resolved by a panel consisting of three Arbitrators acting by majority vote (the "Panel"). Of the three Arbitrators comprising the Panel, one Arbitrator shall be selected by United States Steel, one Arbitrator shall be selected by Marathon, and one Arbitrator shall be jointly selected by the Arbitrators selected by United States Steel and Marathon. If either United States Steel or Marathon fails to select an Arbitrator within 15 Calendar Days after delivery of the Demand, or within 15 Calendar Days of appointment of both Arbitrators they are unable to agree upon a third, then upon application by either Party such Arbitrator or Arbitrators (meeting the requirements above) shall be appointed by the Court of Chancery of the State of Delaware. If an Arbitrator becomes unable to serve, his or her successors shall be selected or appointed in accordance with this Section. Marathon and United States Steel shall act in good faith in selecting the Arbitrator or Panel and shall use reasonable efforts to reach agreement on such Arbitrator or Panel. The Arbitrator or Panel shall act as an arbitrator to resolve all points of disagreement and its decision shall be final and binding upon all parties involved. Marathon and United States Steel shall each take, or cause to be taken, any action necessary to implement the decision of the Arbitrator or Panel. The fees and expenses relating to the Arbitrator or Panel shall be borne equally by Marathon and United States Steel unless the Arbitrator or Panel decides otherwise.

         The Parties hereby agree to submit all Disputes to arbitration under the terms hereof, and the arbitration shall be final, conclusive and binding upon the parties, their successors and assigns. Unless otherwise agreed by the Arbitrator or Arbitrators, the arbitration shall be conducted in Pittsburgh, Pennsylvania, if the arbitration is commenced by Marathon, or in Houston, Texas, if the arbitration is commenced by United States Steel.

                                 ARTICLE 12

                               MISCELLANEOUS

         SECTION 12.01. Guarantee.

         Marathon shall guarantee the obligations under this Agreement of each other member of the Marathon Tax Group. United States Steel shall guarantee the obligations under this Agreement of each other member of the United States Steel Tax Group.

         SECTION 12.02. Authorization.

         Each of Marathon and United States Steel hereby represents and warrants that (i) it has the power and authority to execute, deliver and perform this Agreement, (ii) this Agreement has been duly authorized by all necessary corporate action on the part of such party, (iii) this Agreement constitutes a legal, valid and binding obligation of such party, and (iv) the execution, delivery and performance of this Agreement by such party does not contravene or conflict with any provision of law or of such party's charter or bylaws or any agreement, instrument or order binding on such party.

         SECTION 12.03. Notices.

         All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to:

         If to Marathon, to:

                                    Marathon Oil Corporation
                                    5555 San Felipe Road
                                    Houston, Texas  77056-2723
                                    Attn:  Chief Tax Officer
                                    713-296-3989 (facsimile)

         If to United States Steel, to:

                                    United States Steel Corporation
                                    600 Grant Street
                                    Pittsburgh, PA  15219
                                    Attn:  Chief Tax Officer
                                    412-433-5086 (facsimile)

or any other address or facsimile number as such party may hereafter specify in writing for this purpose by written notice to the other parties to this Agreement. Each such notice, request or other communication under this section shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is given, (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given above; provided that, telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the business day after delivery to an overnight courier service or the express mail service maintained by the United States Postal Service; provided that, receipt of delivery has been confirmed, or (iv) on the fifth day after mailing; provided that, receipt of delivery is confirmed, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed and return-receipt requested.

         SECTION 12.04. Amendments; No Waivers.

         (a) Any provision of this Agreement may be amended, supplemented, or waived if, and only if, such amendment, supplement, or waiver is in writing and signed by the parties.

         (b) Notwithstanding any other section of this Agreement, no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 12.05. Damages.

         The remedy for any failure or delay in satisfying the obligations contained herein shall be limited to the actual damages suffered as a result of such failure or delay, including interest as provided in Section
10.03 of this Agreement for any late payments.

         SECTION 12.06. Expenses.

         (a) Except as otherwise provided in this Agreement, each party shall bear its own costs and expenses (including, without limitation, attorneys' fees and other professional fees and expenses).

         (b) Without limiting the generality of Section 12.06(a), each party shall bear the costs and expenses in connection with the preparation for or conduct of any Tax Proceeding that is not an audit (i) with respect to Tax Items that are allocated to such party under this Agreement, and/or
(ii) with respect to which such party has an indemnification obligation under Article 7 of this Agreement.

         SECTION 12.07. Information for Shareholders.

         United States Steel shall provide each USX Shareholder that receives United States Steel stock pursuant to the Distribution with the information necessary for such USX Shareholder to comply with the requirements of Section 355 of the Code and the Treasury Regulations thereunder with respect to any statements that such USX Shareholders must file with their Tax Returns demonstrating the applicability of Section 355 of the Code to the Distribution.

         SECTION 12.08. Successors and Assigns.

         The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors (whether by merger, acquisition of assets or otherwise, and, including, without limitation, any successor succeeding to the Tax Attributes of a party under Section 381 of the Code) and assigns, to the same extent as if such successor or assign had been an original party to this Agreement; provided that, except as set forth in this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each of the other parties to this Agreement.

         SECTION 12.09. Governing Law.

         The application of this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts law) as to all matters, including, without limitation, matters of validity, construction, effect, performance, and remedies.

         SECTION 12.10. Changes in Tax Law.

         Any reference to a provision of the Code or a law of another jurisdiction shall include a reference to any applicable successor provision or law.

         SECTION 12.11. Jurisdiction; Forum.

         (a) By the execution and delivery of this Agreement, Marathon and United States Steel submit, and agree to cause their respective affiliates to submit, to the personal jurisdiction of any state or Federal court in the State of Delaware in any suit or proceeding arising out of or relating to this Agreement.

         (b) The parties hereto agree that an appropriate and convenient, nonexclusive forum for any disputes between any of the parties hereto or their respective affiliates arising out of this Agreement shall be in any state or Federal court in the State of Delaware.

         SECTION 12.12. Counterparts; Effectiveness; No Third Party
Beneficiaries.

         (a) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective upon the consummation of the Distribution; provided that, at or before such time, each party to this Agreement shall have received a counterpart of this Agreement signed by the other party. The parties to this Agreement do not intend that any of its provisions will, or do, confer any rights, benefits, remedies, obligations or liabilities under this Agreement upon any person other than (i) the parties to this Agreement, (ii) other members of the Marathon Tax Group, and (iii) other members of the United States Steel Tax Group, together in each case with their respective successors and assigns.

         (b) All rights and obligations arising under this Agreement shall survive until they are fully effectuated or performed. Notwithstanding anything in this Agreement to the contrary, this Agreement shall remain in effect and its provisions shall survive for the full period of all applicable statutes of limitation (giving effect to any extension, waiver or mitigation thereof).

         SECTION 12.13. Severability.

         If any one or more of the provisions of this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired by such holding. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions so that the replacement provisions will be valid, legal and enforceable and will have an economic effect which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 12.14. Confidentiality.

         Subject to any contrary requirement of law and the right of each party to enforce its rights hereunder in any legal action, each party agrees that it shall keep strictly confidential, and shall cause its employees and agents to keep strictly confidential, any information which it or any of its employees or agents may acquire pursuant to, or in the course of performing its obligations under, any provision of this Agreement.

         SECTION 12.15. Interpretation.

         The Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties, and shall not in any way affect the meaning or interpretation of this Agreement.


         IN WITNESS WHEREOF, the parties to this Agreement have caused this Tax Sharing Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                            USX Corporation


                                            By:   /s/ K. L. Matheny
                                                 -------------------------
                                            Name:  K. L. Matheny
                                            Title: Vice President -
                                                   Investor Relations


                                            United States Steel LLC

                                            By: /s/ G. R. Haggerty
                                                ---------------------------
                                            Name:  G. R. Haggerty
                                            Title: Vice President -
                                                   Accounting & Finance




                                                               EXHIBIT 99.4

                       TRANSITION SERVICES AGREEMENT

         THIS TRANSITION SERVICES AGREEMENT ("Agreement"), dated as of December 31, 2001, by and between USX Corporation, a Delaware corporation, to be renamed "Marathon Oil Corporation" ("USX"), and United States Steel LLC, a Delaware limited liability company and wholly owned subsidiary of USX, to be renamed "United States Steel Corporation" ("SteelCo").

                            W I T N E S S E T H:

         WHEREAS, this Agreement is made pursuant to and as a condition of the Agreement and Plan of Reorganization, dated as of July 31, 2001 ("Separation Agreement"), by and between USX and SteelCo, pursuant to which the respective businesses of the Marathon Group of USX and the U.S. Steel Group of USX are being separated into two independent companies by merging USX Merger Corporation, a Delaware corporation and a wholly owned subsidiary of USX ("Merger Sub"), with and into USX, subject to the terms and conditions thereof, and pursuant to Section 251 of the DGCL (the "Separation Merger"), with USX continuing as the surviving corporation, so that immediately following the Separation Effective Time, SteelCo shall own and operate the business of the U.S. Steel Group and shall be wholly owned by the holders of the then outstanding shares of USX-U.S. Steel Group Common Stock, and the business of the Marathon Group shall be owned and operated by USX, which shall be a separate and independent entity from SteelCo and shall be wholly owned by the holders of the then outstanding shares of USX-Marathon Group Common Stock (the "Separation");

         WHEREAS, prior to the Separation, USX personnel at the Pittsburgh, Pennsylvania corporate headquarters of USX have provided accounting, audit, corporate finance, government affairs, investor relations, legal, stock transfer, strategic planning, public affairs and tax services, and Marathon Oil Company provided leasing services to USX (the "Corporate Services") that primarily relate to corporate-wide matters and for which the costs are allocated between the Marathon Group and the U.S. Steel Group;

         WHEREAS, effective upon the Separation Effective Time, each of USX and SteelCo will be responsible for its own needs in the area of Corporate Services, and USX corporate personnel will be assigned to, and will be employed by, either USX or SteelCo or their respective subsidiaries;

         WHEREAS, in the event that USX or SteelCo is unable to service its own needs with respect to any Corporate Services, the other company will provide such Corporate Services to the other in accordance with the terms hereof, if able to do so;

         WHEREAS, USX headquarters has relied on employees of the U.S. Steel Group and the Marathon Group for many of its computer applications and information technology support (the "Computer Services"), and USX and SteelCo shall continue providing Computer Services to USX headquarters or the other party hereto on the terms and subject to the conditions contained herein; and

         WHEREAS, the parties further desire to address the status of certain USX Corporate Employees that will provide temporary services to USX after the Separation Effective Date.

         NOW, THEREFORE, in furtherance of the foregoing and in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Agreement, the parties agree as follows:

                                 ARTICLE I

                                DEFINITIONS

                  Section 1.1 General. Unless otherwise defined herein, capitalized terms used herein shall have their respective meanings as defined in the Separation Agreement.

                  Section 1.2 Other Definitional Provisions.

                           (a) The words "hereof", "herein", "hereunder"
and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                           (b) The terms defined in the singular shall have
a comparable meaning when used in the plural, and vice versa.

                           (c) The terms "dollars" and "$" shall mean
United States dollars.

                                 ARTICLE II

                          SERVICES TO BE PROVIDED

                  Section 2.1 Corporate Services and Costs. In the event USX or SteelCo or their respective subsidiaries is unable to service its needs in any of the Corporate Services, such party may request that the other party provide such Corporate Services as are specified in a written request, on the terms and subject to the conditions contained herein. The party to whom the request for Corporate Services has been made shall provide such Corporate Services on the conditions that (i) it determines (in its sole discretion) that it is able to perform such Corporate Services, (and it shall notify the requesting party within ten business days of the date of the written request as to whether or not it is able to perform such Corporate Services) and (ii) the party receiving such Corporate Services agrees to reimburse the supplying party for all Costs incurred in providing such Corporate Services. For purposes herein, "Costs" shall mean all direct, fixed and variable, costs without allocation of overhead. The party supplying Corporate Services shall provide such Corporate Services on terms which are similar in nature, volume and scope to those Corporate Services which were provided to the requesting party immediately prior to the Separation Effective Time, unless otherwise mutually agreed upon by the parties hereto.

                  Section 2.2 Computer Services and Costs. To the extent that USX or SteelCo or their respective subsidiaries provides Computer Services to USX headquarters or the other party hereto immediately prior to the Separation, upon the written request of the recipient party to receive such Computer Services on the terms and subject to the conditions contained herein, such party supplying the Computer Services shall continue to provide the Computer Services to the receiving party on the same basis that such services were performed immediately prior to the Separation. The party to whom the request for Computer Services has been made shall provide such Computer Services on the conditions that (i) it determines (in its sole discretion) that it is able to perform such Computer Services (and it shall notify the requesting party within ten business days of the date of the written request whether or not it is able to perform such Computer Services), and (ii) the party receiving such Computer Services agrees to reimburse the supplying party for all Costs incurred in providing such Computer Services.

                  Section 2.3 Third-Party Services and Costs. In the event any of the Corporate Services or Computer Services have heretofore been provided by a third party, the sole obligation of USX or SteelCo, as the case may be in supplying such Corporate Services or Computer Services under this Agreement, shall be to continue to provide the other party access to the services, as delivered to it by the third party, to the extent practicable. In addition, each of USX and SteelCo reserves the right to enter into new subcontract relationships in connection with any Corporate Service or Computer Service provided hereunder. USX or SteelCo, as the case may be, shall not otherwise be liable to the other party in any way with respect to services provided by a third party. Any party receiving such third party services shall reimburse the other party or pay the third party directly for the cost of such services.

                                ARTICLE III

                             EMPLOYEE MATTERS

                  Section 3.1 Assignment of USX Corporate Personnel. Effective on or before the Separation Effective Time and in accordance with
Section 8.2 of the Separation Agreement, USX Corporate Employees will be assigned to, and will be employed by, either USX or SteelCo or their respective subsidiaries on the basis of whether after the Separation Effective Time they will perform services for USX or its subsidiaries or SteelCo or its subsidiaries. USX Corporate Employees expected to perform services for USX or its subsidiaries will be assigned to and employed by USX or its subsidiaries; USX Corporate Employees expected to perform services for SteelCo or its subsidiaries will be assigned to and employed by SteelCo or its subsidiaries.

                  Section 3.2 Exception for Transition Employees. In the event that a USX Corporate Employee is not expected to continue to perform services for a period in excess of one (1) calendar year after the Separation Effective Time for either SteelCo or USX or their respective subsidiaries ("Transition Employee"), such Transition Employee will be assigned to and employed by SteelCo for any period of time such Transition Employee performs services for either SteelCo or USX or their respective subsidiaries after the Separation Effective Time. USX Corporate Employees subject to this exception shall be identified on a schedule and agreed to by the parties prior to the Separation Effective Time. Services provided by a Transition Employee shall be subject to the terms and conditions set forth in this Agreement.

                                 ARTICLE IV

                                  RELEASE

                  Section 4.l USX's Agreement to Release. USX unconditionally releases SteelCo and its directors, officers, employees, Representatives, advisors, agents and Affiliates (collectively, the "U.S. Steel Released Parties") from, against and in respect of any and all Actions arising out of, relating to or resulting from, directly or indirectly, the adequacy, timeliness or other quality of the Corporate Services, Computer Services, or services from a Transition Employee provided by or through SteelCo (other than as a direct result of the gross negligence or willful misconduct of SteelCo).

                  Section 4.2 SteelCo's Agreement to Release. SteelCo unconditionally releases USX and its directors, officers, employees, Representatives, advisors, agents and Affiliates (collectively, the "USX Released Parties") from, against and in respect of any and all Actions arising out of, relating to or resulting from, directly or indirectly, the adequacy, timeliness or other quality of the Corporate Services or Computer Services provided by or through USX (other than as a direct result of the gross negligence or willful misconduct of USX).

                                 ARTICLE V

                                  LICENSE

                  Section 5.1 Grant of License to SteelCo. USX grants to SteelCo and its subsidiaries a fully paid, worldwide, nonexclusive license for their internal use only and not as a service bureau, without the right to sublicense or assign, in all computer programs, software, source code, and know-how (whether patented, trademarked, copyrighted or not) owned or licensed (to the extent permitted by the terms of such license) by USX or its subsidiaries and utilized in providing Corporate Services and Computer Services to SteelCo under the terms of this Agreement or to the U.S. Steel Group immediately prior to the date hereof.

                  Section 5.2 Grant of License to USX. SteelCo grants to USX and its subsidiaries a fully paid, worldwide, nonexclusive license for their internal use only and not as a service bureau, without the right to sublicense or assign, in all computer programs, software, source code, and know-how (whether patented, trademarked, copyrighted or not) owned or licensed (to the extent permitted by the terms of such license) by SteelCo or its subsidiaries and utilized in providing Corporate Services and Computer Services to USX under the terms of this Agreement or the Marathon Group immediately prior to the date hereof.

                  Section 5.3 Disclaimer. With respect to the grant of licenses in this Article V, no party makes any representation or warranty whatsoever including, without limitation, suitability, ownership, usefulness, non-infringement or existence.

                                 ARTICLE VI

                             TERM AND AMENDMENT

                  Section 6.1 Term. The term of this Agreement shall commence on the date set forth above and shall remain in force until the first anniversary of the date hereof, unless earlier terminated by the mutual agreement of the parties. Either party shall have the right to terminate this Agreement in the event of a material breach by the other party upon thirty (30) days' prior written notice, but only if such breach is not cured prior to expiration of such thirty (30) day period. In addition, the party requesting any Corporate Services, Computer Services, or the services of a Transition Employee hereunder shall have the right to terminate this Agreement with respect to any such Corporate Service, Computer Service, or service from a Transition Employee by providing the supplying party with thirty (30) days prior written notice of termination.

                  Section 6.2 Amendment. This Agreement may be amended, modified or supplemented at any time and shall be evidenced by a written agreement signed by all of the parties hereto.

                                ARTICLE VII

                            BILLING AND PAYMENT

                  Section 7.1 Timing and Payments. On or before the 20th day of each month, the party supplying any Corporate Services, Computer Services, or services from a Transition Employee hereunder (collectively, the "Services") shall invoice the receiving party for all costs incurred in providing Services including third party invoices received, in the preceding calendar month. Within thirty (30) days of the date of each invoice relating to Services provided hereunder, the receiving party shall pay the supplying party the amount due by check or wire transfer. All amounts not paid within such thirty (30) days shall bear interest at the rate of twelve percent (12%) per annum (the "Interest Rate"). Interest shall be due on any amount which the receiving party is otherwise disputing if such charge is ultimately determined to be applicable, but no interest shall apply as to any disputed amounts ultimately determined in the receiving party's favor.

                  Section 7.2 Additional Information. If either party believes that there has been an error in an amount invoiced or paid or the timing of any payment hereunder, then such party shall notify the other party of such alleged error and shall provide written evidence of the error as is available at the time of such notice. Each party shall provide the other with sufficient records relating to the matter so as to permit the parties to attempt to resolve the inconsistency. Following the determination of whether an error occurred, any improper charge or invoice, overpayment or underpayment found shall be remedied, with interest at the Interest Rate in case of an overpayment or underpayment by the party that benefited from such error. Notwithstanding the foregoing, neither party may question the accuracy, correctness, timing or amount of any payment under this Agreement unless it notifies the other party of its disagreement within the ninety (90) days immediately following the date such payment was due. Upon request of the receiving party, the supplying party shall provide commercially reasonable support for all charges and expenses invoiced.

                                ARTICLE VIII

                             GENERAL PROVISIONS

                  Section 8.1 Dispute Resolution. Any dispute between the parties shall be subject to the Dispute Resolution procedure set forth in
Section 15.2 of the Separation Agreement.

                  Section 8.2 Expenses. Unless otherwise provided herein, all out-of-pocket costs and expenses with respect to the transactions contemplated in this Agreement shall be borne by the party incurring such costs and expenses.

                  Section 8.3 Records. Each party shall have access to all records, documents and other information in the possession of the other party relating to activities prior to the Separation and such records shall be subject to the confidentiality provisions of Section 11.4 of the Separation Agreement. Upon the request of the party seeking such access, the other party shall make any such records, documents and other information available or make copies for the requesting party without charge.

                  Section 8.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware, without reference to choice of law principles, including matters of construction, validity and performance.

                  Section 8.5 Notices. Notices, requests, permissions, waivers, referrals and all other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation or limited liability company, the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid).

                  If to SteelCo, to:

                            United States Steel LLC
                            600 Grant Street
                            Suite 6100
                            Pittsburgh, PA 15219-4776
                            Attention: General Counsel
                            Facsimile: 412-433-1131

                  If to USX, to:

                            Marathon Oil Corporation
                            5555 San Felipe Road
                            Houston, TX  77056-2723
                            Attention: General Counsel
                            Facsimile: 713-296-4375

Such names and addresses may be changed by notice given in accordance with this Section 8.5. Copies of all notices, requests, permissions, waivers, referrals and all other communications hereunder given prior to the Separation Effective Time shall be given to:

                             Skadden, Arps, Slate, Meagher & Flom LLP
                             4 Times Square
                             New York, NY 10036-6522
                             Attention: Roger S. Aaron, Esquire
                             Facsimile: (212) 735-2000

                  Section 8.6 Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

                  Section 8.7 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

                  Section 8.8 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections hereof unless otherwise indicated.

                  Section 8.9 Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

                  Section 8.10 Parties in Interest; Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon SteelCo and USX and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

                  Section 8.11 Severability; Enforcement. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

                  Section 8.12 Remedies. The parties agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                            USX CORPORATION

                                            By: /s/ K. L. Matheny
                                               ------------------------------
                                            Name:  K. L. Matheny
                                            Title: Vice President - Investor
                                                   Relations


                                            UNITED STATES STEEL LLC


                                            By: /s/ G. R. Haggerty
                                                -------------------------------
                                            Name:  G. R. Haggerty
                                            Title: Vice President -
                                                   Accounting & Finance




                                                               EXHIBIT 99.5


                        FINANCIAL MATTERS AGREEMENT

         This Financial Matters Agreement is entered into as of this 31st day of December, 2001 by and between USX Corporation, a Delaware corporation ("Parent") and United States Steel LLC, a Delaware limited liability company ("Steel").

                                 WITNESSETH

         WHEREAS, Steel is a wholly owned subsidiary of Parent; and

         WHEREAS, Parent, Steel and another corporation named USX
Corporation ("Old USX") were parties to a Holding Company Reorganization Agreement dated as of July 1, 2001 (the "Reorganization Agreement"); and

         WHEREAS, the Reorganization Agreement was entered into to better align the assets and liabilities of Old USX with its two classes of common stock, namely USX--Marathon Group Common Stock and USX--U.S. Steel Group Common Stock; and

         WHEREAS, in connection with the Reorganization Agreement, Parent assumed certain obligations of Old USX and Steel became liable for all other obligations of Old USX as was required by the terms of such obligations; and

         WHEREAS, to induce General Electric Credit Corporation of Delaware ("GECC") and Southern Energy Clairton, L.L.C ("SECL") to enter into Amendment Number 1 to the Amended and Restated Limited Partnership Agreement entered into and effective as of June 1, 1997 by and among Steel, GECC and SECL, Parent delivered to GECC and SECL, a guarantee dated July 2, 2001 of Steel's obligations under the aforesaid Partnership Agreement and certain related instruments and agreements (the "1314B Guarantee"); and

         WHEREAS, to induce certain counterparties not to declare a "credit event upon merger" under certain ISDA swap agreements, Parent executed and delivered to various counterparties guarantees of the obligations of Steel under the aforesaid ISDA swap agreements (the "Swap Guarantees"); and

         WHEREAS, Parent and Steel are also parties to an Agreement and Plan of Reorganization dated as of July 31, 2001 (the "Separation
Agreement"), pursuant to which, and subject to the terms and conditions set forth therein, all of the shares of USX--U.S. Steel Group common stock will be converted into shares of common stock of United States Steel
Corporation; and

         WHEREAS, Parent and Steel have identified certain obligations of Parent that are closely related to the business of Steel; and

         WHEREAS, In light of these relationships and in furtherment of the purpose of the Reorganization Agreement and the Separation Agreement Parent and Steel have agreed that Parent will assign these obligations to Steel and that Steel will assume and discharge these obligations; and

         WHEREAS, Parent and Steel wish to establish how certain other debt obligations and financial matters shall be arranged. NOW,

         THEREFORE, in consideration of the premises, the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                 Article I
                          Industrial Revenue Bonds

         1.1 Assumption of Industrial Revenue Bond Obligations. Parent is the obligor on $479,490,000 of obligations pursuant to agreements with respect to an equal principal amount of tax exempt environmental revenue bonds issued by various governmental issuers all of which are more particularly described on Schedule 1.1 attached hereto (collectively, the "Industrial Revenue Bonds").

         (a) For a term beginning on the date hereof and ending on the earlier of the tenth anniversary of the Separation Effective Time (as defined in the Separation Agreement) or December 31, 2040, Parent hereby assigns to Steel and Steel assumes all of Parent's rights and obligations with respect to the Industrial Revenue Bonds including, without limitation, the obligation to pay debt service on the Industrial Revenue Bonds. The term "debt service" is meant to include all sums due with respect to the Industrial Revenue Bonds including, without limitation, payments of principal, interest and premium, letter of credit fees and expenses (incurred by either Parent or Steel or both), trustee fees and expenses, issuer fees and expenses and remarketing fees and expenses.

         (b) During the term of this Agreement, Steel shall provide all notices and take such other actions as may be necessary or appropriate in connection with ongoing obligations related to the Industrial Revenue Bonds.

         Steel's obligations with respect to the Industrial Revenue Bonds shall include payment of amounts due upon any defaults or acceleration of any of the obligations with respect to the Industrial Revenue Bonds other than defaults caused by Parent.

         1.2 Rights of Steel. During the term of this Agreement, Steel shall have the right to exercise all of the existing contractual rights of Parent concerning the Industrial Revenue Bonds including all rights to the selection of interest rates, making prepayments or granting or releasing security interests and Parent shall use commercially reasonable efforts to assist Steel in its exercise of such rights. Notwithstanding the foregoing, Steel shall have no right to increase the principal amount or to change the maturity of any of the Industrial Revenue Bonds without the prior written consent of Parent except as set forth in Section 1.4(b).

         1.3 Variable Rate Industrial Revenue Bonds. The Industrial Revenue Bonds that are designated on Schedule 1.1 as variable rate environmental revenue bonds are referred to as the "Variable Rate Bonds." During the term of this Agreement Steel may from time to time direct conversion of the Variable Rate Bonds to different interest rate periods, and Parent shall undertake all reasonable efforts to effectuate each such conversion. Parent will not, without the prior written consent of Steel, convert any of the Variable Rate Bonds to a different interest rate. Notwithstanding anything in this Agreement to the contrary, Steel's ability to direct conversion of the Variable Rate Bonds to a different interest rate period and maintain a given interest rate period shall be subject to Parent's ability to maintain appropriate letters of credit respecting the Variable Rate Bonds. Parent shall undertake commercially reasonable efforts to obtain and maintain letters of credit and/or such other liquidity facilities (each, a "Liquidity Facility") as may be permitted by the applicable Bond Documents (hereinafter defined). If Parent's ability to obtain and maintain Liquidity Facilities is reduced so that Parent's business is adversely affected in a material way, Parent may, following timely written notice to Steel, decline to renew one or more Liquidity Facilities with respect to one or more issues of Variable Rate Bonds. Concurrently with said notice Parent shall supply an opinion of an independent third party regarding the availability of Liquidity Facilities to Parent. Steel may at any time provide substitute Liquidity Facilities applicable to one or more issues of the Variable Rate Bonds.

         1.4 Refinancing

                  (a) If Steel notifies Parent in writing that Steel elects to redeem all or part of any of the Industrial Revenue Bonds and supplies adequate funds therefor, Parent shall reasonably assist Steel to effectuate such redemption(s) and Steel's obligations under this Agreement shall be reduced accordingly. Parent shall not, without the prior written consent of Steel, direct the redemption of any Industrial Revenue Bonds prior to maturity.

                  (b) If Steel elects to refinance all or part of any of the Industrial Revenue Bonds through a tax-exempt refunding or otherwise, Parent shall take all such reasonable action as may be necessary or appropriate to reasonably assist Steel in completing the transactions contemplated by each such refinancing, so long as after the completion of such transactions, Parent does not have any obligations with respect to any new debt issued as a result. Steel agrees to undertake commercially reasonable efforts to effect such refinancings before the end of the term described in
         Section 1.5 hereof.

         1.5 Release by Parent at end of Term. On the earlier of the tenth anniversary of the Separation Effective Time (as defined in the Separation Agreement) or December 31, 2040 Steel shall pay to Parent an amount equal to the principal amount of, all accrued and unpaid debt service then outstanding on, and any premium required to immediately retire each Industrial Revenue Bond. Upon such payment Parent shall retire all the then outstanding Industrial Revenue Bonds.

                                 Article II
                                   Leases

         2.1 Assumption of Capital and Other Leases. Parent hereby assigns to Steel and Steel assumes all rights and obligations of Parent relating to the leases listed in Schedule 2.1 attached hereto (the "Assumed Leases") including without limitation, the obligation to pay all sums due under the Assumed Leases. Steel's obligations with respect to the Assumed Leases shall include payment of amounts due upon any defaults or acceleration of any of the obligations with respect to the Assumed Leases other than defaults caused by Parent.

         2.2 Contingent Nature of Certain Leases. Certain of the Assumed Leases, as designated in Schedule 2.1, were previously assigned to and assumed by third parties in agreements between such third parties and Old USX (the "Previously Assigned Leases"). Steel assumes and shall discharge all obligations of Old USX relating to the Previously Assigned Leases.

         2.3 Rights of Steel. Steel shall have the right to exercise all of the existing contractual rights of Parent concerning the Assumed Leases including all rights relating to purchase options, prepayments or granting or releasing security interests, and Parent shall use commercially reasonable efforts to assist Steel in its exercise of such rights. Notwithstanding the foregoing Steel shall have no right to increase the amounts due under or lengthen the term of any of the Assumed Leases without the prior consent of Parent other than extensions set forth in the terms of any of the Assumed Leases.

         2.4 Rights of Parent. Steel shall notify Parent of its decision whether to exercise any purchase option under the Assumed Leases and if Steel elects not to so exercise Parent shall have the right but not the obligation to do so. Parent agrees to use commercially reasonable efforts to comply with all provisions of the Assumed Leases and shall not take any action that would result in a default thereunder.

         2.5 Assignment of Leases. Steel shall have the right to assign any of its rights and obligations under the Assumed Leases to any party provided that such assignment shall not release Steel from any of its obligations to Parent relative to such Assumed Leases.

                                Article III
                         Obligations of Each Party

         3.1 Obligations of Parent. In connection with the Reorganization Agreement Parent assumed certain obligations of Old USX as listed in
Schedule 3.1 hereof (the "Parent Obligations"). Parent acknowledges that it is solely responsible for all obligations including debt service under the Parent Obligations.

         3.2 Contingent Obligations of Steel. Steel remains contingently liable for certain of the Parent Obligations as set forth on Schedule 3.1. Parent agrees that it will use commercially reasonable efforts to cause Steel to be released from such contingent liability and shall not increase the amounts due under such obligations (other than amounts due under revolving credit facilities that do not exceed the amounts outstanding plus the existing commitments) or extend the terms thereof without the prior written consent of Steel other than extensions set forth in the terms of any of the Parent Obligations.

         3.3 Contingent Obligations of Parent. Parent remains contingently liable under the 1314B Guarantee and the Swap Guarantees. Steel agrees that it will use commercially reasonable efforts to cause Parent to be released from the 1314B Guarantee and each Swap Guarantee and shall not increase the amounts of the obligations guaranteed under the Swap Guarantees without the prior written consent of Parent. Steel further agrees to use commercially reasonable efforts to avoid causing the amount for which Parent may be liable under the 1314B Guarantee to be increased without the Parent's prior written consent (such consent not to be unreasonably withheld).

                                 Article IV
                             Mutual Obligations

         4.1 Maintenance of Current Conditions.

                  (a) Each of Steel and Parent agrees to employ all commercially reasonable efforts to take all necessary action or refrain from acting so as to assure compliance, and to cooperate with the other party in its endeavors to comply, with all obligations under the various documents that were executed and delivered in connection with the Assumed Leases and the Parent Obligations including, without limitation, covenants respecting the financed facilities, in each case, necessary to avoid the occurrence of a default, acceleration, casualty loss or other termination under any of the Assumed Leases and the Parent Obligations.

                  (b) Each of Steel and Parent agrees to employ all commercially reasonable efforts to take all necessary action or refrain from acting so as to assure compliance, and to cooperate with the other party in its endeavors to comply, with Parent's obligations under the various documents that were executed and delivered in connection with the issuance of the Industrial Revenue Bonds (collectively, the "Bond Documents") including, without limitation, covenants respecting the financed facilities, in each case, necessary to avoid the occurrence of an Event of Default under the Bond Documents or cause the interest on the Industrial Revenue Bonds to be included in the gross income of the holders thereof except holders who are "substantial users" or "related persons" as defined in Section 147(a) of the Internal Revenue Code of 1986, as amended or its predecessor.

         4.2 Relationship of Parties.

                  (a) This Agreement is a general unsecured obligation of each of Parent and Steel (i.e., it ranks equal to accounts payable and other general unsecured obligations of each party). This Agreement does not contain any financial covenants and Parent and Steel remain free to incur additional debt, grant mortgages or security interests in its property and sell or transfer assets without the consent of the other. Parent acknowledges that Steel has granted or anticipates granting security interests in its accounts receivable and inventory.

                  (b) This Agreement is a contract between the parties. It does not grant any rights to the holders of the Industrial Revenue Bonds or the other parties to the Assumed Leases or the Parent Obligations or the beneficiaries of the 1314B Guarantee and the Swap Guarantees. Among other things the parties may agree to amend or modify this Agreement as they mutually agree and nothing herein creates or is intended to create any obligation to redeem or repurchase any of these instruments.

         4.3 Events of Default.

         (a) The following shall be "Events of Default" under this
Agreement:

                  (i) (A) Steel shall fail to make any payment under any Bond Document or Assumed Lease when due; (B) Parent shall fail to make any payment under any Parent Obligation when due and such failure causes a default under the applicable Parent Obligation;

                  (ii) Either party shall fail to comply with any other covenant contained in this Agreement (including, without limitation, covenants to comply with covenants under the Bond Documents, the Assumed Leases and the Parent Obligations) and such failure shall continue for more than thirty (30) days after such party becomes aware of it, provided that under the Bond Documents, Assumed Leases and Parent Obligations such period shall be extended to the extent (but only to the extent) it does not precipitate an event of default under the applicable Bond Documents, Assumed Leases or Parent Obligations;

                  (iii) Either party shall make a general assignment for the benefit of creditors, or files or has filed a petition in bankruptcy, or a petition or answer seeking a readjustment of its indebtedness under the United States Bankruptcy Code or any similar law or code, or consents to the appointment of a receiver or trustee of it or for a substantial part of its properties; or

                  (iv) Either party shall be adjudged bankrupt or insolvent, or a petition or proceedings for bankruptcy shall be filed against it, and such party shall admit the material allegations thereof, or an order, judgment, or decree shall be made approving such a petition, and such order, judgment or decree shall not be vacated or stayed within sixty (60) days of its entry, or a custodian, receiver or trustee shall be appointed for either party or a substantial part of its properties and remain in possession thereof for sixty (60) days.

                  (b) Upon the occurrence of an Event of Default pursuant to subparagraphs (iii) or (iv) of Section 4.3(a), all sums then or thereafter due hereunder (including, without limitation, the amounts that may become due under Section 1.4 hereof) shall become immediately due and payable. Upon the occurrence of any one or more of the other Events of Default, all sums then or hereafter due hereunder shall, at the non-defaulting party's option, immediately become due and payable. Overdue amounts shall bear interest at a rate of interest equal to that announced from time to time by J. P. Morgan Chase & Co. (or its successor) as its "prime rate" plus two percent per annum.

         4.4 Indemnification.

                  (a) Steel agrees to indemnify and hold harmless Parent as well as all shareholders, directors, officers, employees, subsidiaries and agents of Parent (collectively, "Indemnified Persons") against any and all direct or indirect liability (whether absolute, accrued or unaccrued, contingent, liquidated or unliquidated, matured or unmatured or known or unknown), indebtedness, obligation, expense, claim, deficiency, guarantee or endorsement of or by any such Indemnified Person (including, without limitation, those arising under any law, regulation, ordinance, or award of any court, tribunal or arbitrator of any kind) together with all reasonable attorney's fees and other costs and expenses ("Liability") arising from, relating to or incurred in connection with the Industrial Revenue Bonds, the Assumed Leases, the 1314B Guarantee or the Swap Guarantees.

                  (b) Parent agrees to indemnify and hold harmless Steel as well as all Indemnified Persons of Steel against any and all Liability arising from, relating to or incurred in connection with the Parent Obligations.

                                 Article V
                            General Provisions

         5.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware, without reference to choice of law principles, including matters of construction, validity and performance.

         5.2 Notices. All notices shall be sent in accordance with the Reorganization Agreement.

         5.3 Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person or entity other than the parties hereto and their respective heirs, successors and permitted assigns. Without limiting the foregoing the inclusion of any matter within the defined terms Industrial Revenue Bonds, Assumed Leases or Parent Obligations is merely for purposes of allocating responsibility for such matter as between the parties hereto and such inclusion does not and is not intended to acknowledge legal enforceability or waive any defenses.

         5.4. Entire Agreement. This Agreement, contains the entire understanding of the parties hereto and thereto with respect to the subject matter contained herein and therein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

         5.5. Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.6. Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

         5.7. Parties in Interest; Assignment; Successors. Except as set forth herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon Steel and Parent and their respective successors and permitted assigns.

         5.8. Severability; Enforcement. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction. Each party hereby consents to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or the United States District Court for the District of Delaware to resolve any disputes under this agreement and all parties waive any and all defenses that they may have to challenge the jurisdiction or venue of such courts.

         In witness whereof this Agreement is entered into as of the day first written above.

                                          USX CORPORATION


                                          By: /s/ K. L. Matheny
                                             ------------------------------
                                             Vice President - Investor Relations


                                          UNITED STATES STEEL LLC


                                          By: /s/ G. R. Haggerty
                                              --------------------
                                              Vice President - Accounting
                                              & Finance




                                                               EXHIBIT 99.6


                       INSURANCE ASSISTANCE AGREEMENT

         THIS INSURANCE ASSISTANCE AGREEMENT, dated as of December 31, 2001 ("Agreement"), by and between USX Corporation, a Delaware corporation, to be renamed "Marathon Oil Corporation" ("USX"), and United States Steel LLC, a Delaware limited liability company and wholly owned subsidiary of USX, to be renamed "United States Steel Corporation" ("SteelCo").

                            W I T N E S S E T H:

         WHEREAS, this Agreement is made pursuant to and as a condition of the Agreement and Plan of Reorganization, dated as of July 31, 2001 ("Separation Agreement"), by and between USX and SteelCo, pursuant to which the respective businesses of the Marathon Group of USX and the U.S. Steel Group of USX are being separated into two independent companies by merging USX Merger Corporation, a Delaware corporation and a wholly owned subsidiary of USX ("Merger Sub"), with and into USX, subject to the terms and conditions thereof, and pursuant to Section 251 of the DGCL (the "Separation Merger"), with USX continuing as the surviving corporation, so that immediately following the Separation Effective Time, SteelCo shall own and operate the business of the U.S. Steel Group and shall be wholly owned by the holders of the then outstanding shares of USX-U.S. Steel Group Common Stock , and the business of the Marathon Group shall be owned and operated by USX, which shall be a separate and independent entity from SteelCo and shall be wholly owned by the holders of the then outstanding shares of USX- Marathon Group Common Stock (the "Separation");

         WHEREAS, prior to the date hereof, USX implemented a holding company structure by merging the then existing USX Corporation, a Delaware corporation ("Old USX"), with and into SteelCo, with SteelCo continuing as the surviving entity and a wholly owned subsidiary of USX (the "HoldCo Merger"), so that immediately following the effective time of the HoldCo Merger, USX became a holding company that owns all of the outstanding equity of Marathon Oil Company ("Marathon") (which owns and operates the business of the Marathon Group) and of SteelCo (which owns and operates the business of the U. S. Steel Group);

         WHEREAS, prior to the time of the HoldCo Merger, the Marathon Group and the U.S. Steel Group maintained independent property and business interruption insurance policies. Other types of insurance, such as general liability, employer's liability, aircraft liability, automobile liability, workers' compensation and executive risk, were purchased and held by Old USX, for the benefit of Old USX and all of its Subsidiaries;

         WHEREAS, following the HoldCo Merger, separate policies of insurance for certain general liability, employer's liability, automobile liability, workers' compensation, boiler and machinery, and aircraft seat accident were issued to cover (i) USX, Marathon and its Subsidiaries, on the one hand, and (ii) SteelCo and it Subsidiaries, on the other hand. The remaining policies of insurance held by Old USX were maintained for the benefit of USX and its Subsidiaries; and

         WHEREAS, the parties desire to enter into this Agreement to set forth the parties' understanding with respect to their respective responsibilities and rights with respect to various insurance policies and claims associated therewith, both prior to and after the Separation.

         NOW, THEREFORE, in furtherance of the foregoing and in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Agreement, the parties agree as follows:

                                 ARTICLE I

                                DEFINITIONS

                  Section 1.1 General. Unless otherwise defined herein, capitalized terms used herein shall have their respective meanings as defined in the Separation Agreement.

                  Section 1.2 Other Definitional Provisions.

                  (a) The words "hereof", "herein", "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) The terms "dollars" and "$" shall mean United States dollars.

                                 ARTICLE II

                          PRE-SEPARATION INSURANCE

                  Section 2.1 Insurance for Pre-HoldCo Merger Periods. Prior to the effective time of the HoldCo Merger, USX purchased certain policies of insurance to cover USX and its Subsidiaries, which included, without limitation, workers compensation and general liability fronting insurance. (The workers compensation and general liability fronting insurance are collectively referred to herein as the "Fronting Insurance"). From and after the effective time of the HoldCo Merger, the rights, liability and responsibility for insurance claims, retroactive reimbursements, uninsured retentions, and deductibles under the Fronting Insurance shall be as follows.

                  (a) USX shall have all rights in and to all claims, and shall be solely liable for the payment of any retroactive reimbursements, uninsured retentions and deductibles relating to the Fronting Insurance arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger and associated exclusively with the business of the Marathon Group.

                  (b) SteelCo shall have all rights in and to all claims, and shall be solely liable for the payment of any retroactive reimbursements, uninsured retentions and deductibles, relating to the Fronting Insurance arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger and associated exclusively with the business of the U.S. Steel Group.

                  (c) USX shall be entitled to 65%, and SteelCo shall be entitled to 35%, of all rights in and to all claims, and shall be liable for the payment of any retroactive reimbursements, uninsured retentions and deductibles on this same percentage basis, relating to the Fronting Insurance arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger and not related exclusively to either Group, including however, without limitation, pre-HoldCo Merger claims associated with Old USX's corporate assets, directors, officers and employees.

                  (d) Policy limits under each of the Fronting Insurance associated with claims arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger shall be applied on a first-come, first-served basis. Neither party shall be liable to the other in the event policy limits under any of the Fronting Insurance has been exhausted. USX and SteelCo shall not take any action that would prejudice the access of the other to coverage under the Fronting Insurance.

                  Section 2.2 Insurance for Pre-Separation Periods. Prior to the Separation Effective Time, USX purchased certain policies of insurance to cover USX and its Subsidiaries, which included Aircraft Liability, Blanket Lost Instruments Bond, Executive Risk - Blended (Directors and Officers, Fiduciary, Crime, EPL), Excess Directors and Officers, Excess General Liability, Transfer Agents Mail Policy, and Special Insurance ("Joint Insurance Arrangements"). From and after the Separation Effective Time, the rights, liability and responsibility for insurance claims, uninsured retentions and deductibles under the Joint Insurance Arrangements shall be as follows.

                  (a) USX shall have all rights in and to all claims, and shall be solely liable for the payment of any uninsured retentions and deductibles, relating to the Joint Insurance Arrangements arising out of or relating to events or conditions occurring prior to the Separation Effective Time and associated exclusively with the business of the Marathon Group.

                  (b) SteelCo shall have all rights in and to all claims, and shall be solely liable for the payment of any uninsured retentions and deductibles, relating to the Joint Insurance Arrangements arising out of or relating to events or conditions occurring prior to the Separation Effective Time and associated exclusively with the business of the U.S. Steel Group.

                  (c) USX shall be entitled to 65%, and SteelCo shall be entitled to 35%, of all rights in and to all claims, and shall be liable for the payment of any uninsured retentions and deductibles on this same percentage basis, relating to the Joint Insurance Arrangements arising out of or relating to events or conditions occurring prior to the Separation Effective Time and not related exclusively to either Group, including however, without limitation, pre-Separation claims associated with Old USX's or USX's corporate assets, directors, officers and employees.

                  (d) Policy limits under each of the Joint Insurance Arrangements associated with claims arising out of or relating to events or conditions occurring prior to the Separation Effective Time shall be applied on a first-come, first-served basis. Neither party shall be liable to the other in the event policy limits under any of the Joint Insurance Arrangements has been exhausted. USX and SteelCo shall not take any action that would prejudice the access of the other to coverage under the Joint Insurance Arrangements.

                                ARTICLE III

                         POST-SEPARATION INSURANCE

                  Section 3.1 Purchase of Insurance Policies. Effective as of the Separation Effective Time, USX and SteelCo shall each purchase separate policies of insurance to cover the risks covered by the Joint Insurance Arrangements.

                  Section 3.2 Extended Reporting Insurance.

                  (a) At the option of USX or SteelCo, any such party may purchase extended reporting insurance for any or all of the Joint Insurance Arrangements to cover pre-Separation claims. In the event that both parties elect to purchase the same extended reporting insurance, the cost of such insurance associated to the pre-Separation periods will be split between USX and SteelCo on a 65% - 35% basis, respectively.

                  (b) Policy limits under each of the extended reporting insurance associated with pre-Separation periods shall be applied on a first-come, first-served basis. Neither party shall be liable to the other in the event policy limits under any extended reporting insurance has been exhausted. With respect to the purchase of extended reporting insurance, USX and SteelCo shall not take any action that would prejudice the access of the other to such coverage.

                                 ARTICLE IV

                             TERM AND AMENDMENT

                  Section 4.1 Term. The term of this Agreement shall commence on the date set forth above and shall terminate upon the mutual agreement of the parties hereto.

                  Section 4.2 Amendment. This Agreement may be amended, modified or supplemented at any time and shall be evidenced by a written agreement signed by all of the parties hereto.

                                 ARTICLE V

                             GENERAL PROVISIONS

                  Section 5.1 Dispute Resolution. Any dispute between the parties shall be subject to the Dispute Resolution procedure set forth in
Section 15.2 of the Separation Agreement.

                  Section 5.2 Indemnification. Any claim by a party for indemnification from the other party shall be subject to the Indemnification provisions set forth in Article XIII of the Separation Agreement.

                  Section 5.3 Expenses. Unless otherwise provided herein, all out-of-pocket costs and expenses with respect to the transactions contemplated in this Agreement shall be borne by the party incurring such costs and expenses.

                  Section 5.4 Records. Each party shall have access to all records, documents and other information in the possession of the other party relating to activities prior to the Separation and such records shall be subject to the confidentiality provisions of Section 11.4 of the Separation Agreement. Upon the request of the party seeking such access, the other party shall make any such records, documents and other information available or make copies for the requesting party without charge.

                  Section 5.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware, without reference to choice of law principles, including matters of construction, validity and performance.

                  Section 5.6 Notices. Notices, requests, permissions, waivers, referrals and all other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation or limited liability company, the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid).

                                    If to SteelCo, to:

                                            United States Steel LLC
                                            600 Grant Street
                                            Suite 6100
                                            Pittsburgh, PA 15219-4776
                                            Attention: General Counsel
                                            Facsimile: 412-433-1131

                                    If to USX, to:

                                            Marathon Oil Corporation
                                            5555 San Felipe Road
                                            Houston, TX  77056-2723
                                            Attention: General Counsel
                                            Facsimile: 713-296-4375

Such names and addresses may be changed by notice given in accordance with this Section 5.6. Copies of all notices, requests, permissions, waivers, referrals and all other communications hereunder given prior to the Separation Effective Time shall be given to:

                   Skadden, Arps, Slate, Meagher & Flom LLP
                   4 Times Square
                   New York, NY 10036-6522
                   Attention: Roger S. Aaron, Esquire
                   Facsimile: (212) 735-2000

                  Section 5.7 Third-Party Beneficiaries. Except as provided in Section 5.2 hereof with respect to indemnification of U. S. Steel Indemnified Parties and USX Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any Person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

                  Section 5.8 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

                  Section 5.9 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections hereof unless otherwise indicated.

                  Section 5.10 Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

                  Section 5.11 Parties in Interest; Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon SteelCo and USX and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

                  Section 5.12 Severability; Enforcement. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

                  Section 5.13 Remedies. The parties agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                            USX CORPORATION


                                            By: /s/ K. L. Matheny
                                               ------------------------------
                                            Name:  K. L. Matheny
                                            Title: Vice President - Investor
                                                   Relations


                                            UNITED STATES STEEL LLC


                                            By: /s/ G. R. Haggerty
                                                ----------------------
                                            Name:  G. R. Haggerty
                                            Title: Vice President - Accounting
                                                   & Finance



                                                               EXHIBIT 99.7

                             LICENSE AGREEMENT

         THIS LICENSE AGREEMENT ("Agreement"), dated as of December 31, 2001, by and between USX Corporation, a Delaware corporation, to be renamed "Marathon Oil Corporation" ("USX"), and United States Steel LLC, a Delaware limited liability company and wholly owned subsidiary of USX, to be renamed "United States Steel Corporation" ("SteelCo").

                            W I T N E S S E T H:

         WHEREAS, this Agreement is made pursuant to and as a condition of the Agreement and Plan of Reorganization, dated as of July 31, 2001 ("Separation Agreement"), by and between USX and SteelCo, pursuant to which the respective businesses of the Marathon Group of USX and the U.S. Steel Group of USX are being separated into two independent companies by merging USX Merger Corporation, a Delaware corporation and a wholly owned subsidiary of USX ("Merger Sub"), with and into USX, subject to the terms and conditions thereof, and pursuant to Section 251 of the DGCL (the "Separation Merger"), with USX continuing as the surviving corporation, so that immediately following the Separation Effective Time, SteelCo shall own and operate the business of the U.S. Steel Group and shall be wholly owned by the holders of the then outstanding shares of USX-U.S. Steel Group Common Stock and the business of the Marathon Group shall be owned and operated by USX, which shall be a separate and independent entity from SteelCo and shall be wholly owned by the holders of the then outstanding shares of USX-Marathon Group Common Stock (the "Separation"); and

         WHEREAS, the parties are entering into this Agreement to provide for the licensing by USX to SteelCo of (i) various registered trademarks and service marks using or including USX or variants thereof (the "USX Name Rights"), and (ii) various trade secrets, know how and other intellectual property rights used by USX in connection with the business of both the Marathon Group and the U.S. Steel Group (the "Headquarters IP").

         NOW, THEREFORE, in furtherance of the foregoing and in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Agreement, the parties agree as follows:

                                 ARTICLE I

                                DEFINITIONS

                  Section 1.1 General. Unless otherwise defined herein, capitalized terms used herein shall have their respective meanings as defined in the Separation Agreement.

                  Section 1.2 Other Definitional Provisions.

                           (a) The words "hereof", "herein", "hereunder"
and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                           (b) The terms defined in the singular shall have
a comparable meaning when used in the plural, and vice versa.

                           (c) The terms "dollars" and "$" shall mean
United States dollars.

                                 ARTICLE II

                        LICENSE AND QUALITY CONTROL

                  Section 2.1 Grant of License. USX grants to SteelCo a fully paid, worldwide, nonexclusive license to use (i) the USX Name Rights solely in the conduct of SteelCo's business, and (ii) the Headquarters IP solely in the conduct of SteelCo's internal business. SteelCo acknowledges that by virtue of this Agreement, SteelCo is receiving only the right to use the USX Name Rights and Headquarters IP in accordance with the terms hereof and is not acquiring any rights of ownership thereof.

                  Section 2.2 Right to Sublicense. The grant of the license to SteelCo set forth in Section 2.1 shall include the right to sublicense the USX Name Rights and Headquarters IP to any Subsidiary of SteelCo. Any other sublicense by SteelCo shall require the written consent of USX.

                  Section 2.3 Quality Control. SteelCo agrees not to affix USX Name Rights to any products or to use USX Name Rights in connection with the provision of any services unless such products and services are of a type and quality consistent with the standards established from time to time by USX for such goods and services. SteelCo agrees to cooperate in facilitating USX's control over the quality of goods and services in connection with which SteelCo uses USX Name Rights. SteelCo shall permit USX and its authorized representatives to inspect and monitor at any reasonable time and place all goods and services produced or provided by SteelCo in connection with which SteelCo uses USX Name Rights. If USX reasonably concludes that any goods or services in connection with which SteelCo uses USX Name Rights do not conform to USX's quality standards, SteelCo shall promptly take steps either to insure conformance with USX's quality standards or to prevent the use of USX Name Rights in connection with such goods and services.

                                ARTICLE III

                              INDEMNIFICATION

                  Section 3.l USX's Agreement to Indemnify. Subject to the terms and conditions set forth in this Agreement, USX shall indemnify, defend and hold harmless SteelCo and its directors, officers, employees, Representatives, advisors, agents and Affiliates (collectively, the "U.S. Steel Indemnified Parties") from, against and in respect of any and all Indemnifiable Losses of the U.S. Steel Indemnified Parties arising out of, relating to or resulting from, directly or indirectly, USX's use of the USX Name Rights or Headquarters IP.

                  Section 3.2 SteelCo's Agreement to Indemnify. Subject to the terms and conditions set forth in this Agreement, SteelCo shall indemnify, defend and hold harmless USX and each of its directors, officers, employees, Representatives, advisors, agents and Affiliates (collectively, the "USX Indemnified Parties") from, against and in respect of any and all Indemnifiable Losses of the USX Indemnified Parties arising out of, relating to or resulting from, directly or indirectly, SteelCo's use or sublicense of the USX Name Rights or Headquarters IP.

                  Section 3.3 Procedure for Indemnification. All claims for indemnification under this Article III shall be asserted and resolved as follows:

                           (a) Third-Party Claims. In the event that any
claim or demand for which an Indemnifying Party may be liable to an Indemnified Party hereunder is asserted against or sought to be collected by a third party from an Indemnified Party (an "Asserted Liability"), the Indemnified Party shall as soon as possible notify the Indemnifying Party in writing of such Asserted Liability, specifying the nature of such Asserted Liability (the "Claim Notice"); provided that no delay on the part of the Indemnified Party in giving any such Claim Notice shall relieve the Indemnifying Party of any indemnification obligation hereunder except to the extent that the Indemnifying Party is materially prejudiced by such delay. The Indemnifying Party shall have 60 days (or less if the nature of the Asserted Liability requires) from its receipt of the Claim Notice to notify the Indemnified Party whether or not the Indemnifying Party desires, at the Indemnifying Party's sole cost and expense and by counsel of its own choosing, to defend against such Asserted Liability; provided, however, that if, under applicable standards of professional conduct a conflict on any significant issue between the Indemnifying Party and any Indemnified Party exists in respect of such Asserted Liability, then the Indemnifying Party shall reimburse the Indemnified Party for the reasonable fees and expenses of one additional counsel.

                  If the Indemnifying Party undertakes to defend against such Asserted Liability, the Indemnified Party shall cooperate fully with the Indemnifying Party and its counsel in the investigation, defense and settlement thereof, but the Indemnifying Party shall control the investigation, defense and settlement thereof. If the Indemnified Party desires to participate in any such defense, it may do so at its sole cost and expense. If the Indemnifying Party elects not to defend against such Asserted Liability, then the Indemnifying Party shall have the right to participate in any such defense at its sole cost and expense, but the Indemnified Party shall control the investigation, defense and settlement thereof at the sole cost and expense of the Indemnifying Party. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to any settlement unless such settlement (i) includes a complete release of the Indemnified Party and (ii) does not require the Indemnified Party to admit any liability or make or forego any payment or forego or take any action. The Indemnifying Party shall not be liable for any settlement of any Asserted Liability effected without its prior written consent (which consent shall not be unreasonably withheld).

                           (b) Non-Third-Party Claims. In the event that an
Indemnified Party should have a claim against the Indemnifying Party hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a notice with respect to such claim to the Indemnifying Party. The Indemnifying Party shall have 60 days from the date such notice is delivered during which to notify the Indemnified Party in writing of any good faith objections it has to the Indemnified Party's notice or claims for indemnification, setting forth in reasonable detail each of the Indemnifying Party's objections thereto. If the Indemnifying Party does not deliver such written notice of objection within such 60-day period, the Indemnifying Party shall be deemed to not have any objections to such claim. If the Indemnifying Party does deliver such written notice of objection within such 60-day period, the Indemnifying Party and the Indemnified Party shall attempt in good faith to resolve any such dispute within 60 days of the delivery by the Indemnifying Party of such written notice of objection. If the Indemnifying Party and the Indemnified Party are unable to resolve any such dispute within such 60 day period, such dispute shall be resolved in accordance with the procedures set forth in
Section 5.1 hereof.

                           (c) Miscellaneous Indemnification Provisions.

                                    (i) The Indemnifying Party agrees to
indemnify any successors of the Indemnified Party to the same extent and in the same manner and on the same terms and conditions as the Indemnified Party is indemnified by the Indemnifying Party under this Article III.

                                    (ii) The amount that an Indemnifying
Party is required to pay to any Indemnified Party pursuant to this Article III shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnified Party in respect of the related Indemnifiable Loss. If an Indemnified Party shall have received the payment required by this Article III in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnified Party shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Article III in respect of such Indemnifiable Loss.

                                 ARTICLE IV

                             TERM AND AMENDMENT

                  Section 4.1 Term. The term of this Agreement shall commence on the date set forth above and shall remain in force perpetually so long as SteelCo performs as herein provided. USX shall have the right to terminate this Agreement in the event of a material breach by SteelCo, which breach is not cured within thirty days of written notice thereof.

                  Section 4.2 Amendment. This Agreement may be amended, modified or supplemented at any time and shall be evidenced by a written agreement signed by all of the parties hereto.

                                 ARTICLE V

                             GENERAL PROVISIONS

                  Section 5.1 Dispute Resolution. Any dispute between the parties shall be subject to the Dispute Resolution procedure set forth in
Section 15.2 of the Separation Agreement.

                  Section 5.2 Expenses. Unless otherwise provided herein, all out-of-pocket costs and expenses with respect to the transactions contemplated in this Agreement shall be borne by the party incurring such costs and expenses.

                  Section 5.3 Records. Each party shall have access to all records, documents and other information in the possession of the other party relating to activities prior to the Separation and such records shall be subject to the confidentiality provisions of Section 11.4 of the Separation Agreement. Upon the request of the party seeking such access, the other party shall make any such records, documents and other information available or make copies for the requesting party without charge.

                  Section 5.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware, without reference to choice of law principles, including matters of construction, validity and performance.

                  Section 5.5 Notices. Notices, requests, permissions, waivers, referrals and all other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation or limited liability company, the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid):

                                    If to SteelCo, to:

                                            United States Steel LLC
                                            600 Grant Street
                                            Suite 6100
                                            Pittsburgh, PA 15219-4776
                                            Attention: General Counsel
                                            Facsimile: 412-433-1131

                                    If to USX, to:

                                            Marathon Oil Corporation
                                            5555 San Felipe Road
                                            Houston, TX  77056-2723
                                            Attention: General Counsel
                                            Facsimile:  713-296-4375

Such names and addresses may be changed by notice given in accordance with this Section 5.5. Copies of all notices, requests, permissions, waivers, referrals and all other communications hereunder given prior to the Separation Effective Time shall be given to:

                              Skadden, Arps, Slate, Meagher & Flom LLP
                              4 Times Square
                              New York, NY 10036-6522
                              Attention: Roger S. Aaron, Esquire
                              Facsimile: (212) 735-2000

                  Section 5.6 Third-Party Beneficiaries. Except as provided in Section 2.2 hereof with respect to sublicenses to subsidiaries of SteelCo and in Article III hereof with respect to indemnification of U. S. Steel Indemnified Parties and USX Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any Person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

                  Section 5.7 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

                  Section 5.8 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles", "Sections" or "Appendices" shall be deemed to be references to Articles or Sections hereof or Appendices hereto unless otherwise indicated.

                  Section 5.9 Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

                  Section 5.10 Parties in Interest; Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon SteelCo and USX and their respective successors and permitted assigns and sublicensees. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

                  Section 5.11 Severability; Enforcement. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

                  Section 5.12 Remedies. The parties agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.



                          [SIGNATURE PAGE FOLLOWS]




         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.


                                            USX CORPORATION

                                            By: /s/ K. L. Matheny
                                                ------------------------------
                                            Name:  K. L. Matheny
                                            Title: Vice President - Investor
                                                   Relations


                                            UNITED STATES STEEL LLC


                                            By: /s/ G. R. Haggerty
                                                -------------------
                                            Name:  G. R. Haggerty
                                            Title: Vice President - Accounting
                                                   & Finance